                                                   Filed Pursuant to Rule 497(c)
                                                   Registration File No. 2-94996

The Hudson River Trust



     PROSPECTUS DATED MAY 1, 1999



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  1

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

                       THE ASSET ALLOCATION SERIES

----------------------------------------------------------------------------
                 Alliance Conservative Investors Portfolio
                       Alliance Balanced Portfolio
                   Alliance Growth Investors Portfolio

        THE EQUITY SERIES                       THE FIXED INCOME SERIES
----------------------------------------   ---------------------------------
  Alliance Growth and Income Portfolio      Alliance Money Market Portfolio
 Alliance Equity Index Portfolio            Alliance Intermediate Government
     Alliance Common Stock Portfolio              Securities Portfolio
    Alliance Global Portfolio               Alliance Quality Bond Portfolio
 Alliance International Portfolio            Alliance High Yield Portfolio
   Alliance Aggressive Stock Portfolio
   Alliance Small Cap Growth Portfolio



This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract, which accompanies this Prospectus. This Prospectus relates to the Class IA shares of each Portfolio. Another Prospectus that relates to the Class IB shares of each Portfolio has been filed with the Securities and Exchange Commission.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

V.1

Contents of this prospectus

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  3

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

 1

--
1 RISK/RETURN SUMMARY                     4
------------------------------------    ------
2 DESCRIPTION OF THE PORTFOLIOS          22
------------------------------------   -------
The Asset Allocation Series              22
The Equity Series                        25
The Fixed Income Series                  30
------------------------------------   -------
3 INVESTMENT TECHNIQUES                  38
------------------------------------   -------
4 MANAGEMENT OF THE TRUST                45
------------------------------------   -------
5 DESCRIPTION OF THE TRUST'S SHARES      49

------------------------------------   -------
6 DIVIDENDS, DISTRIBUTIONS AND TAXES     50
------------------------------------   -------
7 FINANCIAL HIGHLIGHTS                   51

------------------------------------   -------
8 APPENDIX A-DESCRIPTION OF BOND
RATINGS                                 A-1
------------------------------------   -------
9 APPENDIX B-PERFORMANCE INFORMATION    B-1
------------------------------------   -------

1

Risk/Return Summary

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    4

--------------------------------------------------------------------------------

 The following is a summary of certain key information about the Hudson River Trust Portfolios. You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

 This Summary identifies each Portfolio's investment objective, principal investment strategies and principal risks. The summary of each Portfolio's principal investment strategies is accompanied by a short discussion of some of the Portfolio's principal risks. The principal risks of each Portfolio are identified and more fully discussed beginning on page 18.



 You can find more detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios (except for the Alliance Money Market Portfolio) may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus. This Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

 o how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index (you will find more information on each referenced index in Appendix B); and



 o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

 A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

     Other important things for you to note:

 o  You may lose money by investing in the Portfolios.

 o An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE ASSET ALLOCATION SERIES

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  5

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ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve a high total return without, in the opinion of Alliance Capital Management L.P., the Portfolio's investment adviser ("Alliance"), undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in debt and equity securities. Investment grade debt securities generally represent between 50% and 90% of the Portfolio's holdings, with equity securities comprising the remainder of the Portfolio's assets. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, management risk, credit risk, derivatives risk and leveraging risk. The Portfolio is subject to credit risk through its investments in debt securities and to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



6.3     19.8      5.6     10.8      -4.1     20.4      5.2       13.3      13.3

90      91        92      93        94       95        96        97        98
                                                              Calendar year End



 During the periods shown above, the highest quarterly return was 7.65% for the quarter ended 12/31/98, and the lowest was -3.21% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was 1.88%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending                                Since Inception
December 31,        Past One     Past Five     (October 2,
1998)                Year         Years           1989)

 Class IA Shares    13.88         9.40          9.99
 Lipper Flexible    14.20        14.31         12.55
 Portfolio Average
 70% Lehman         15.59        13.37         12.08
 Treasury/30% S&P
 500

 S&P 500            28.58        24.06         17.62

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    6

--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve a high return through both appreciation of capital and current income.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in debt and equity securities. The Portfolio's debt securities may have equity features such as conversion or exchange rights, stock warrants or participations based on revenues, rates or profits. There will be times when the Portfolio places significantly greater emphasis on equity securities or debt securities, but over time the Portfolio's holdings are expected, on average, to be equally divided between debt securities and equity securities. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are market risk, management risk, credit risk, derivatives risk, liquidity risk and leveraging risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.

 YEARLY PERFORMANCE (%)



25.8      0.3       41.3      -2.8      12.3      -8.0      19.8      11.7      15.1      18.1

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 15.13% for the quarter ended 12/31/91, and the lowest -8.29% was for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 2.86%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,            Past One     Past Five      Past Ten
1998)                    Year         Years         Years

 Class IA Shares     18.11        10.82         12.51
 Lipper Balanced     13.48        13.84         12.97
 Mutual Funds
 Average
 50% S&P 500/50%     19.02        16.88         15.21
 Lehman Gov't Corp.

 S&P 500             28.58        24.06         19.21

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  7

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ALLIANCE GROWTH INVESTORS PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in equity and debt securities. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. The Portfolio's equity securities may include foreign stocks as well as preferred stocks and convertible securities and may include securities of intermediate and small-sized companies. The Portfolio's debt securities may include foreign debt securities as well as lower quality, higher yielding debt securities commonly known as "junk bonds." The Portfolio may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are market and interest rate risk, management risk, credit risk, leveraging risk, derivatives risk, liquidity risk, smaller company risk, foreign investment risk and currency risk. The Portfolio is subject to heightened credit risk through its investments in lower quality debt securities.

YEARLY PERFORMANCE (%)






 During the periods shown above, the highest quarterly return was 18.16% for the quarter ended 12/31/98, and the lowest was -10.60% for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 4.78%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of broad based equity securities market index.

 PERFORMANCE TABLE




10.7      48.8      4.9       15.3      -3.2      26.4      12.6      16.9      19.1

90        91        92        93        94        95        96        97        98

                                                             Calendear Year End





 Average Annual

Total Returns (for                                    Since
periods ending                                    Inception
December 31,            Past One     Past Five   (October 2,
1998)                    Year         Years         1989)

 Class IA Shares     19.13        13.92         16.09
 Lipper Flexible     14.20        14.31         12.55
 Portfolio Average
 70% S&P 500/30%     22.85        19.96         15.55
 Lehman Gov't Corp.

 S&P 500             28.58        24.06         17.62


          ----------------------------------------------  The Hudson River Trust

THE EQUITY SERIES

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    8

--------------------------------------------------------------------------------



ALLIANCE GROWTH AND INCOME PORTFOLIO



OBJECTIVE:

This Portfolio seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio invests primarily in stocks and securities convertible into stocks, and may invest up to 30% of its total assets in high yield debt securities that are convertible into stocks. The Portfolio may invest in foreign securities and may also make use of various other investment strategies. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are market risk, management risk, leveraging risk, derivatives risk, smaller company risk, foreign investment risk and currency risk. The Portfolio is subject to heightened credit risk through its investments in high yield debt securities.

YEARLY PERFORMANCE (%)


-0.6      24.1      20.1      26.9      20.9

94        95        96        97        98

                                                             Calendear Year End





 During the periods shown above, the highest quarterly return was 26.28% for the quarter ended 12/31/98, and the lowest was -15.03% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 2.84%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of convertible and equity securities indices and the returns of a broad based equity securities market index.

     Performance Table





 Average Annual

Total Returns (for                                    Since
periods ending                                    Inception
December 31,            Past One     Past Five   (October 1,
1998)                    Year         Years         1993)

 Class IA Shares     20.86        17.84         16.86
 Lipper Growth and   15.61        18.35         17.89
 Income Funds
 Average
 75% S&P             20.10        21.07         20.48
 500/25%Value Line
 Convertible
 S&P 500             28.58        24.06         23.32

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  9

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ALLIANCE EQUITY INDEX PORTFOLIO

OBJECTIVE:

This Portfolio seeks a total return before expenses that approximates the total return performance of the Standard & Poor's (S&P) 500 Composite Stock Price Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 Through the use of proprietary models, the Portfolio attempts to track the Index by investing in many of the Index's largest capitalization securities while trying to maintain industry diversification by investing in some smaller and medium-sized capitalization companies as well. The Portfolio may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are market risk, credit risk, derivatives risk, leveraging risk and management risk. The Portfolio is subject to smaller company risk through its investments in smaller capitalization companies.

YEARLY PERFORMANCE (%)



[

36.5      22.4      32.6      28.1

95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 21.13% for the quarter ended 12/31/98, and the lowest was -9.97% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 4.91%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                              Since
periods ending                             Inception
December 31,                 Past One      (March 1,
1998)                        Year            1994)

 Class IA Shares       28.07             24.31
 Lipper S&P 500        28.05             24.31
 Index Funds
 Average
 S&P 500               28.58             24.79


          ----------------------------------------------  The Hudson River Trust

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   10

--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve long-term growth of its capital and increase income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in stock and other equity securities (such as preferred stocks or convertible debt). The Portfolio may also make use of various other investment strategies, including investment in foreign securities, securities lending and investments in debt securities (including high yield securities). The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, credit risk, foreign investment risk, currency risk, leveraging risk, derivatives risk, smaller company risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



25.6      -8.1      37.9      3.2       24.8      -2.1      32.5      24.3      29.4      29.4

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End





 During the periods shown above, the highest quarterly return was 28.42% for the quarter ended 12/31/98, and the lowest was -20.22% for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 4.40%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,             Past One     Past Five      Past Ten
1998)                     Year         Years         Years

 Class IA Shares      29.39        21.95         18.65
 Lipper Growth        22.86        18.63         16.72
 Equity Mutual Funds
 Average
 S&P 500              28.58        24.06         19.21

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  11

--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO

OBJECTIVE:

This Portfolio seeks long-term growth of capital.

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities, investments in debt securities and securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are foreign investment risk, currency risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk.



YEARLY PERFORMANCE (%)




26.7      -6.1      30.5      -0.5      32.1      5.2       18.8      14.6      11.7      21.8

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 26.59% for the quarter ended 12/31/98, and the lowest was -16.99% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 6.54%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,           Past One     Past Five      Past Ten
1998)                   Year         Years         Years

 Class IA Shares    21.80        14.28         14.81
 Lipper Global      14.34        11.98         11.21
 Mutual Funds
 Average
 MSCI World         24.34        15.68         10.66


          ----------------------------------------------  The Hudson River Trust

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   12

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ALLIANCE INTERNATIONAL PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities, investments in debt securities and securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are foreign investment risk, currency risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk.

YEARLY PERFORMANCE (%)




9.8       -2.98     10.6

96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 16.55% for the quarter ended 12/31/98, and the lowest was -15.68% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 3.05%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                                 Since
periods ending                                Inception
December 31,                    Past One      (April 3,
1998)                           Year            1995)

 Class IA Shares          10.57              7.49
 Lipper International     13.02             10.74
 Mutual Funds
 Average
 MSCI EAFE                20.00              9.68


The                               Equity Series

----------
  13

--------------------------------------------------------------------------------

ALLIANCE AGGRESSIVE STOCK PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio invests primarily in stocks and other equity securities of small and medium-sized companies. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including investments in debt securities and securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are smaller company risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)




43.5      8.2       86.9      -3.2      16.8      -3.8      31.6      22.2      10.9      0.3

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 40.10% for the quarter ended 3/31/91, and the lowest was -27.19% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was -1.62%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of two securities indices and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,           Past One     Past Five      Past Ten
1998)                   Year         Years         Years

 Class IA Shares     0.29        11.47         18.90
 Lipper Mid-Cap     12.16        14.87         15.44
 Growth Funds
 Average
 50% S&P 400         8.28        15.56         16.49
 Mid-Cap/50%
 Russell 2000

 S&P 400 Mid-Cap    19.11        18.84         19.29


          ----------------------------------------------  The Hudson River Trust

----------
   14

--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in stocks and other equity securities of smaller companies. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending and investments in debt securities.

 The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are smaller company risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)



-4.3

98
                                                             Calendear Year End

 During the periods shown above, the highest quarterly return was 22.98% for the quarter ended 12/31/98, and the lowest was -28.07% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was -9.96%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                        Since
periods ending                          Inception
December 31,            Past One         (May 1,
1998)                   Year              1997)

 Class IA Shares       (4.28)            12.27
 Lipper Small          (0.33)            16.72
 Company Growth
 Funds Average
 Russell 2000            1.23            16.58
 Growth

THE FIXED INCOME SERIES

----------
  15

--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO

OBJECTIVE:

This Portfolio seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests in high quality U.S. dollar denominated money market instruments. Its investments are limited to those which, in the opinion of Alliance, present minimal credit risk. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio may make use of various other investment strategies, including investments in U.S. dollar denominated foreign money market instruments and securities lending.

 Among the principal risks of investing in the Portfolio are money market risk, market risk, credit risk, leveraging risk and management risk. The Portfolio is subject to foreign investment risk through its investments in foreign money market instruments and is subject to credit risk through its involvement with securities lending.



 An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

YEARLY PERFORMANCE (%)




9.2       8.2       6.2       3.6       3.0       4.0       5.7       5.3       5.4       5.3

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 2.37% for the quarter ended 6/30/89, and the lowest was 0.69% for the quarter ended 12/31/92. For the quarter ended March 31, 1999, the Portfolio's return was 1.15%. The Portfolio's 7-day yield for the quarter ended December 31, 1998 was 4.69%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns on three- month U.S. Treasury bills.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,       Past One     Past Five      Past Ten
1998)               Year         Years         Years

 Class IA Shares    5.34         5.17          5.58
 Lipper Money       4.84         4.77          5.20
 Market Mutual
 Funds Average
 3 Month Treasury   5.05         5.11          5.44
 Bill

----------
   16

--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



 The Portfolio invests primarily in U.S. Government securities, which for these purposes include repurchase agreements and forward commitments related to U.S. Government securities. The Portfolio may also purchase debt securities of non-government issuers that own mortgages. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration (Alliance's measure of a debt instrument's sensitivity to interest rates) not exceeding that of a 10-year Treasury note. The Portfolio may also make use of various other investment strategies, including short sales, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, and repurchase agreements. The Portfolio uses derivatives.



 Among the principal risks of investing in the Portfolio are market risk, credit risk, leveraging risk, derivatives risk and management risk.



YEARLY PERFORMANCE (%)




5.5       10.6      -4.4      13.3      3.8       7.3       7.7

92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 5.31% for the quarter ended 9/30/91, and the lowest was -2.97% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was -0.26%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                                  Since
periods ending                                  Inception
December 31,           Past One     Past Five   (April 1,
1998)                   Year         Years        1991)

 Class IA Shares       7.74         5.39          7.10
 Lipper Intermediate   7.68         5.91          7.25
 Government Funds
 Average
 Lehman                8.49         6.45          7.60
 Intermediate
 Government Bond

----------
  17

--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 In addition to investment grade debt securities (securities rated at least BBB by S&P or determined by Alliance to be of comparable quality), the Portfolio may at times invest in convertible debt securities, preferred stock and dividend-paying common stocks. The Portfolio may invest in foreign securities and also make use of various other investment strategies, including zero coupon securities, securities lending, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, management risk, leveraging risk, derivatives risk and credit risk. The Portfolio is subject to foreign investment risk and currency risk through its investments in foreign securities.



YEARLY PERFORMANCE (%)




-5.1      17.0      5.4       9.1       8.7

94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 6.19% for the quarter ended 6/30/95, and the lowest was -4.03% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was -0.80%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based securities market index.



PERFORMANCE TABLE



 Average Annual

Total Returns (for                                    Since
periods ending                                    Inception
December 31,            Past One     Past Five   (October 1,
1998)                    Year         Years         1993)

 Class IA Shares     8.69         6.78          6.34
 Lipper Corporate    7.47         6.54          6.21
 Debt Funds A Rated
 Average
 Lehman Aggregate    8.69         7.27          6.92
 Bond


          ----------------------------------------------  The Hudson River Trust

----------
   18

--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO

OBJECTIVE:

This Portfolio seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in high yield debt securities (so-called "junk bonds"). The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity securities and securities lending. The Portfolio may use derivatives.



 Among the principal risks of investing in the Portfolio are credit risk, market and interest rate risk, leveraging risk, derivatives risk, liquidity risk, currency risk, foreign investment risk, smaller company risk and management risk. Credit risk is particularly high for the Portfolio because of its extensive investment in high yield debt securities.

YEARLY PERFORMANCE (%)




5.1       -1.1      24.5      12.3      23.2      -2.8      19.9      22.9      18.5      -5.2

89        90        91        92        93        94        95        96        97        98

                                                             Calendear Year End



 During the periods shown above, the highest quarterly return was 7.96% for the quarter ended 6/30/97, and the lowest was -10.97% for the quarter ended 9/30/98. For the period ended March 31, 1999, the Portfolio's return was -0.77%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the return of a broad based securities market index.



PERFORMANCE TABLE



 Average Annual
Total Returns (for
periods ending

December 31,          Past One     Past Five      Past Ten
1998)                  Year         Years         Years

 Class IA Shares       (5.15)       9.99          11.17
 Lipper High Current   (0.44)       7.37           9.34
 Yield Bond Funds
 Average
 ML Master               3.66       9.01          11.08

SUMMARY OF PRINCIPAL RISKS

----------
  19

--------------------------------------------------------------------------------

 The value of your investment in a Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. This summary describes the principal risks that may affect a particular Portfolio's investments as a whole. The chart at the end of this section displays similar information. Any Portfolio could be subject to additional principal risks because the types of investments made by the Portfolios can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Portfolios" or "Investment Techniques" appear in BOLD TYPE. Those sections also include more information about the Portfolios, their investments and the related risks.



 o MARKET AND INTEREST RATE RISK. Each of the Portfolios is subject to market risk, which is the general risk of unfavorable changes in the market value of a Portfolio's securities. The Portfolios that invest in common stock, preferred stock, convertible securities and other equity securities are exposed to the risks of changes in the value of those securities based on market fluctuations and business variables. These include the risks of broader market declines as well as more company-specific risks, such as poor management performance, inappropriate financial leverage, industry problems and reduced demand for a particular company's products.


        Interest rate risk is the risk that interest rates will rise causing a portfolio's investments to decline in value. Portfolios that invest in debt securities such as bonds, notes and ASSET-BACKED SECURITIES are subject to this type of market risk. Debt securities are obligations of an issuer to make fixed payments of principal and/or interest on future dates. If the interest rate paid by an issuer on a particular debt security is high relative to market interest rates, that security is attractive to investors and valuable. Accordingly, if market interest rates rise, your investment in a Portfolio that holds debt securities is likely to become less valuable because its debt securities are likely to drop in value.



        Even the Alliance Intermediate Government Securities Portfolio is subject to interest rate risk despite the fact that it generally invests a substantial portion of its assets in the highest quality debt securities, such as U.S. Government Securities. Interest rate risk is generally greater, however, for Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest in lower rated securities or comparable unrated securities.



        All the Portfolios, except the Alliance Equity Index Portfolio, may invest in MORTGAGE-BACKED SECURITIES. Market risk generally is greater for Portfolios that may invest to a material extent in MORTGAGE-RELATED or other asset-backed securities that may be prepaid. These securities bear greater market risk because they have variable maturities that tend to lengthen when that is least desirable-when interest rates are rising. Increased market risk is also likely for Portfolios that invest to a material extent in debt securities paying no interest, such as ZERO COUPON, principal-only and interest-only securities, or paying non-cash interest in the form of other debt securities (pay-in-kind securities).

 o CREDIT RISK. Credit risk is the risk that the issuer or the guarantor of a debt security or the counterparty to a Portfolio's transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as SECURITIES LOANS, which involve a promise by a third party to honor an obligation to the Portfolio. Varying degrees of credit risk, often reflected in credit ratings, apply to different third parties and related transactions.

        Credit risk is particularly significant for Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are

----------
   20

--------------------------------------------------------------------------------



    predominantly speculative credit risks. Even debt securities that are "investment grade" may have some speculative characteristics. Portfolios such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default. Portfolios such as the Alliance Global Portfolio and the Alliance International Portfolio that may invest in FOREIGN SECURITIES are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

 o CURRENCY RISK. Portfolios such as the Alliance Global Portfolio and the Alliance International Portfolio that invest in securities denominated in, and/or receiving revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of such investments would be adversely affected.


 o FOREIGN INVESTMENT RISK. Portfolios with foreign investments, such as the Alliance Global Portfolio and the Alliance International Portfolio, may experience more rapid and extreme changes in value than Portfolios with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.



        Additionally, FOREIGN SECURITIES issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment.

 o LEVERAGING RISK. When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing collateral from SECURITIES LOANS and by borrowing money to meet redemption requests.



 o DERIVATIVES RISK. All the Portfolios, except the Alliance Money Market Portfolio, may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use DERIVATIVES as part of a strategy designed to reduce other risks and sometimes will use DERIVATIVES for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, DERIVATIVES involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates and indices.


 o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Portfolios such as the Alliance Global Portfolio, the Alliance International Portfolio, the Alliance Growth Investors Portfolio, the Alliance Aggressive Stock Portfolio, the Alliance Small Cap Growth Portfolio and the Alliance High Yield Portfolio are subject to liquidity risk because foreign investments and securities involving substantial market and/or credit risk tend to be harder to sell. In addition, liquidity risk for the Alliance High Yield Portfolio tends to increase to the extent

-----
 21

--------------------------------------------------------------------------------

    that it invests in loan PARTICIPATIONS AND ASSIGNMENTS, whose sale may be restricted by law or by contract.



 o SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for Portfolios, such as the Alliance Aggressive Stock Portfolio and the Alliance Small Cap Growth Portfolio, that invest a significant percentage of their assets in the stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

 o MONEY MARKET RISK. While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.


 o MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or Alliance may choose not to use them under market conditions when, in retrospect, their use would have been beneficial to the Portfolios.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.



                             Market
                              and
                           Interest                             Foreign
 Alliance                    Rate       Credit     Currency   Investment
Portfolio                    Risk       Risk        Risk         Risk

 Conservative Investors        X          X           X            X
 Balanced                      X          X           X            X
 Growth Investors              X          X           X            X
 Growth and Income             X          X           X            X
 Equity Index                  X          X

 Common Stock                  X          X           X            X
 Global                        X          X           X            X
 International                 X          X           X            X
 Aggressive Stock              X          X           X            X
 Small Cap Growth              X          X           X            X
 Money Market                  X          X                        X
 Intermediate                  X          X
 Government Securities
 Quality Bond                  X          X           X            X
 High Yield                    X          X           X            X


                                                                      Smaller    Money
 Alliance                   Leveraging    Derivatives    Liquidity    Company   Market    Management
Portfolio                      Risk          Risk          Risk        Risk      Risk       Risk

 Conservative Investors         X              X                                              X
 Balanced                       X              X             X                                X
 Growth Investors               X              X             X           X                    X
 Growth and Income              X              X                         X                    X
 Equity Index                   X              X                         X                    X
 Common Stock                   X              X                         X                    X
 Global                         X              X             X                                X
 International                  X              X             X                                X
 Aggressive Stock               X              X             X           X                    X
 Small Cap Growth               X              X             X           X                    X
 Money Market                   X                                                  X          X
 Intermediate                   X              X                                              X
 Government Securities
 Quality Bond                   X              X                                              X
 High Yield                     X              X             X           X                    X


                                  ----------------------  The Hudson River Trust

2

Description of the Portfolios

----------
   22

--------------------------------------------------------------------------------

 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Portfolios. Of course, there can be no assurance that any portfolio will achieve its investment objective.

     Please note that:



 o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under "Investment Techniques" following this section.

 o The description of the principal risks for a Portfolio may include risks described in the "Summary of Risks" above. Additional information about the risks of investing in a Portfolio can be found in the discussion below under "Investment Techniques."

 o Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolios' Statement of Additional Information, or SAI.



 o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote.

 THE ASSET ALLOCATION SERIES

 The Alliance Conservative Investors Portfolio, the Alliance Balanced Portfolio and the Alliance Growth Investors Portfolio together are called the Asset Allocation Series. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

 Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

 The "balanced investor" is somewhat less aggressive than the growth investor and has a medium- to long-term investment horizon. This investor is sensitive to risk, but is willing to take on some risk in seeking high total return. Consequently, the asset mix for the Alliance Balanced Portfolio attempts to capture a sizable portion of the market's upside while diversifying risk among asset classes.

 Alliance has established an asset allocation committee (the "Committee"), all the members of which are employees of Alliance, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change

----------
  23

--------------------------------------------------------------------------------

 will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

 When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If it appears that cash flow will, in the opinion of Alliance, be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

 The Asset Allocation Series Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Series may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Series may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," below.

 Risk Factors. In addition to the risk factors associated with the securities in which the Portfolios in the Asset Allocation Series may invest, these Portfolios bear the risk that Alliance will not accurately assess and respond to changing market conditions. While Alliance has established the Committee to help it anticipate and respond positively to changes in market conditions, there can be no assurance that this goal will be achieved. Furthermore, these Portfolios may incur additional operating expenses during periods of frequently changing asset mix ranges.

 ALLIANCE CONSERVATIVE INVESTORS
 PORTFOLIO-INVESTMENT POLICIES

 The Alliance Conservative Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to high quality, publicly traded fixed income securities (including money market instruments and cash) and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers. All fixed income securities held by the Portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by S&P or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in the types of equity securities in which the Alliance Common Stock Portfolio may invest, including convertible securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques-Foreign Securities and Currencies," below.



 The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by Alliance, that is less than that of a 10-year Treasury bond (the "Fixed Income Core"). Duration is a measure that relates the price volatility of a bond to changes in interest rates. The duration of a bond is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the case of mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the duration of a 10-year Treasury bond was considered by Alliance to be 4.68 years.



          ----------------------------------------------  The Hudson River Trust

----------
   24

--------------------------------------------------------------------------------

 The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the Fixed Income Core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

 ALLIANCE BALANCED PORTFOLIO-INVESTMENT POLICIES

 The Alliance Balanced Portfolio attempts to achieve its objective by investing varying portions of its assets in publicly-traded equity and debt securities and money market instruments. The Alliance Balanced Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments in money market instruments.

 The portion of the Alliance Balanced Portfolio's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Alliance Balanced Portfolio will seek to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon Alliance's ability to assess accurately and react to changing market conditions.

 The Alliance Balanced Portfolio will at all times hold at least 25% of its assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have "Core Holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings by the Portfolio are currently expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

 The equity securities invested in by the Alliance Balanced Portfolio will consist of the types of securities in which the Alliance Common Stock Portfolio may invest. The money market securities will consist of the types of securities and credit quality in which the Alliance Money Market Portfolio may invest. The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates. The Portfolio may also buy debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if Alliance considers them appropriate investments under the circumstances. In addition, the Alliance Balanced Portfolio may at times hold some of its assets in cash. The Portfolio may invest up to 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Balanced Portfolio may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Alliance Balanced Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment

----------
  25

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 Techniques-Futures" and "Investment Techniques-Risk Factors in Options and
 Futures," below.

 ALLIANCE GROWTH INVESTORS PORTFOLIO-INVESTMENT POLICIES



 The Alliance Growth Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to a number of asset classes. Equity investments will include both exchange-traded and over-the-counter common stocks and equity-type securities, which may include preferred stock and convertible securities, and may include securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. More risk is associated with investment in intermediate and small-sized companies because they are often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies. Fixed income investments will include investment grade fixed income securities (including cash and money market instruments) as well as securities that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations ("NRSROs") (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1998, approximately 22.3% of the Portfolio was invested in fixed income securities. No more than 30% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques-Foreign Securities and Currencies," below.



 The Portfolio will at all times hold at least 40% of its assets in publicly traded common stocks and other equity securities of the type purchased by the Alliance Common Stock Portfolio (the "Equity Core"). The Portfolio is generally expected to hold approximately 70% of its assets in equity securities (including the Equity Core) and 30% in fixed income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets.

 THE EQUITY SERIES

 ALLIANCE GROWTH AND INCOME PORTFOLIO-INVESTMENT POLICIES

 The Alliance Growth and Income Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 Index and to achieve (in the long run) a rate of growth in portfolio income that exceeds the rate of inflation. The Alliance Growth and Income Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those (1) which have a total market capitalization of at least $1 billion, (2) which pay periodic dividends, and
 (3) whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, A- or B+) or Moody's (i.e., High Grade, Investment Grade, Upper Medium Grade or Medium Grade) or, if unrated, is determined to be of comparable quality by Alliance. It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500 Index.

 The Alliance Growth and Income Portfolio may invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Alliance Growth and Income Portfolio may invest up to 30% of its total assets in high

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 yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P or determined by the Trust's investment adviser to be of comparable quality). Convertible securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed income security without the convertible feature. Also, the price of a convertible security will normally vary to some degree with changes in the price of the underlying common stock, although in some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of a convertible security will also vary to some degree inversely with interest rates. For additional discussion of the risks associated with investment in lower-rated securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix A.

 The Alliance Growth and Income Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," below.

 The Alliance Growth and Income Portfolio may write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Alliance Growth and Income Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 For temporary defensive purposes, the Alliance Growth and Income Portfolio may invest in certain money market instruments. See "Investment Techniques-Certain

 Money Market Instruments," below.

 ALLIANCE EQUITY INDEX PORTFOLIO-INVESTMENT POLICIES

 The Alliance Equity Index Portfolio's investment objective is to seek a total return before expenses that approximates the total return of the S&P 500 Composite Stock Price Index (the "Index"), including reinvestment of dividends, at a risk level consistent with that of the Index. The Index is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the Index in proportion to its market importance. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included by S&P for purposes of diversification. The value of the Index may change over time due to a variety of factors, including economic factors and events affecting issuers included in the Index.

 In managing the Alliance Equity Index Portfolio, the Trust's investment adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques. Rather, the investment adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the Index. The investment adviser will first select from the largest capitalization securities in the Index on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the Index because the Index is significantly influenced by a small number of securities. However, selecting securities on the basis of their capitalization alone would distort the Alliance Equity Index Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Alliance Equity Index Portfolio from that of the Index. Recognizing this fact, the modeling techniques also consider industry







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 diversification when selecting investments for the Alliance Equity Index
 Portfolio. The investment adviser also seeks to diversify the Alliance Equity Index Portfolio's assets with respect to market capitalization. As a result, the Alliance Equity Index Portfolio will include securities of smaller and medium-sized capitalization companies in the Index.

 Although the modeling techniques are intended to produce a portfolio whose performance approximates that of the Index (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Alliance Equity Index Portfolio's investment results (before expenses) and the Index's). Tracking error may arise as a result of brokerage costs, fees and operating expenses and a lack of correlation between the Alliance Equity Index Portfolio's investments and the Index.

 Cash may be accumulated in the Alliance Equity Index Portfolio until it reaches approximately 1% of the value of the Alliance Equity Index Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Alliance Equity Index Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Also, adverse performance of a stock will ordinarily not result in its elimination from the Alliance Equity Index Portfolio.

 In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Alliance Equity Index Portfolio holds cash, the Alliance Equity Index Portfolio may from time to time buy and hold futures contracts on the Index and options on such futures contracts. See "Investment Techniques-Futures" and "Investment Techniques-Risk Factors in Options and Futures," below. The contract value of futures contracts purchased by the Alliance Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Alliance Equity Index Portfolio will not exceed 20% of the Alliance Equity Index Portfolio's total assets.

 The Alliance Equity Index Portfolio may seek to increase income by lending securities with a value of up to 50% of its total assets to brokers-dealers. See "Investment Techniques-Securities Lending," below.

 ALLIANCE COMMON STOCK PORTFOLIO-INVESTMENT POLICIES

 The Alliance Common Stock Portfolio attempts to achieve its investment objective by investing primarily in common stocks and other equity-type securities that Alliance believes will share in the growth of the nation's economy over a long period.

 Most of the time, the Alliance Common Stock Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities (such as preferred stocks or convertible debt instruments). Current income is an incidental consideration. The Alliance Common Stock Portfolio generally will not invest more than 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below.

 If, in light of economic conditions and the general level of common stock prices, it appears that the Portfolio's investment objective will not be met by using all its assets to buy equities, the Alliance Common Stock Portfolio may also use part of its assets to make nonequity investments. These could include buying securities such as nonparticipating and nonconvertible preferred stocks and certain fixed income securities. Fixed income securities will include investment grade bonds and debentures and money market instruments, as well as securities that have a high current yield because they are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended

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 December 31, 1998, less than 1% of the average assets of the Portfolio were invested in higher yielding securities.



 The Alliance Common Stock Portfolio may make temporary investments in money market instruments of the same type and credit quality as those in which the Alliance Money Market Portfolio may invest. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Common Stock Portfolio may write covered call and put options and may buy call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

     ALLIANCE GLOBAL PORTFOLIO-INVESTMENT POLICIES

 The Alliance Global Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in established non-U.S. companies that, in the opinion of Alliance, have prospects for growth, as well as in securities issued by U.S. companies. These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries. The Alliance Global Portfolio intends to diversify investments among several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States). For temporary or defensive purposes, the Alliance Global Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities.

 The Alliance Global Portfolio may invest in any type of security including, but not limited to, shares, preferred or common, as well as shares of mutual funds which invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance Global Portfolio intends under normal conditions to invest in equity securities. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Global Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Alliance Global Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques-Options," "Investment Techniques-Forward Foreign Currency Exchange Contracts," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques-Foreign Securities and Currencies," below.

 ALLIANCE INTERNATIONAL PORTFOLIO-INVESTMENT POLICIES

 The Alliance International Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that, in the opinion of Alliance, have prospects for growth. These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries. The Alliance International Portfolio intends to have represented in the Portfolio business activities in not less than three different countries and may invest anywhere in the world, including Europe, Canada, Australia, Asia, Latin America and Africa. The Alliance International Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong,
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 intends to diversify investments among several countries, although for temporary defensive purposes, the Alliance International Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country.

 The Alliance International Portfolio may invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. The Alliance International Portfolio may also establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance International Portfolio intends under normal market conditions to invest primarily in equity securities. The Alliance International Portfolio may make loans of up to 50% of its portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance International Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. See "Investment Techniques-Options," below. The Alliance International Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 RISK FACTORS. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques-Foreign Securities and

 Currencies," below.

 ALLIANCE AGGRESSIVE STOCK PORTFOLIO-INVESTMENT

 POLICIES

 The Alliance Aggressive Stock Portfolio attempts to achieve its objective by investing primarily in common stocks and other equity-type securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. The Alliance Aggressive Stock Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.

 If, in light of economic conditions, it appears that the Alliance Aggressive Stock Portfolio's objective will not be achieved primarily through investments in common stocks, the Portfolio may also invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and protective options. Under certain market conditions, the Alliance Aggressive Stock Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Alliance Aggressive Stock Portfolio may invest no more than 20% of its total assets in foreign securities. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Aggressive Stock Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Alliance Aggressive Stock Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures" and "Risk Factors in Options and Futures," below.

 RISK FACTORS. More risk is associated with investment in intermediate- and small-sized companies, because they are

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 often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger more established companies.

 ALLIANCE SMALL CAP GROWTH PORTFOLIO-INVESTMENT

 POLICIES

 The Alliance Small Cap Growth Portfolio pursues its objective by investing primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Alliance Small Cap Growth Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies. The Alliance Small Cap Growth Portfolio may also invest in equity-type securities other than common stocks (such as preferred stocks and convertible debt instruments) and in protective options if it is Alliance's judgment that, in light of economic conditions, such investments offer the Alliance Small Cap Growth Portfolio better prospects for achieving its objective. Under certain market conditions, the Small Cap Growth Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Alliance Small Cap Growth Portfolio will not invest more than 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper). See "Investment Techniques-Foreign Securities and Currencies," below. The Alliance Small Cap Growth Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Small Cap Growth Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Alliance Small Cap Growth Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques-Forward Commitments and When-Issued and Delayed Delivery Securities," "Investment Techniques-Options," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 Under current SEC guidelines, for so long as the Portfolio has the words "Small Cap" in its name, it is required, under normal market conditions, to invest at least 65% of its total assets in securities of smaller capitalization companies (currently considered by Alliance to mean companies with market capitalization at or below $2 billion).

 RISK FACTORS. More risk is associated with investment in small-sized companies, because they tend to be often dependent on limited product lines, financial resources or management groups. They tend to be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies.

 THE FIXED INCOME SERIES

 ALLIANCE MONEY MARKET PORTFOLIO-INVESTMENT POLICIES

 The Alliance Money Market Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market







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 instruments. The instruments in which the Portfolio invests include: (1)
 marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation ("FDIC") in the case of banks, or insured by the FDIC, in the case of savings and loan associations or (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or long term debt rated at least AA by S&P or Aa by Moody's; (3) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies; (4) mortgage-backed securities and asset-backed securities; (5) corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; (6) floating rate or master demand notes; and (7) repurchase agreements covering securities issued or guaranteed by the U.S. Government (see "Investment Techniques-Repurchase Agreements," below). Time deposits with maturities greater than seven days are considered to be illiquid securities.

 Investments by the Alliance Money Market Portfolio are limited to those which present minimal credit risk. If a security held by the Alliance Money Market Portfolio is no longer deemed to present minimal credit risk, the Alliance Money Market Portfolio will dispose of the security as soon as practicable unless the Trustees determine that such action would not be in the best interest of the Portfolio. Purchases of securities that are unrated must be ratified by the Trustees of the Trust. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Alliance Money Market Portfolio may invest up to 20% of its total assets in U.S. dollar-denominated foreign money market instruments. See "Investment Techniques-Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below.

 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO-INVESTMENT POLICIES

 The Alliance Intermediate Government Securities Portfolio attempts to achieve its investment objective by investing primarily in debt securities issued or guaranteed as to the timely payment of principal and interest by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government Securities"). The Alliance Intermediate Government Securities Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government Securities. The Portfolio may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving related options, futures and options on futures.

 The Alliance Intermediate Government Securities Portfolio expects that under normal market conditions it will invest at least 80% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government Securities include, without limitation, the following:

 o U.S. Treasury Bills-Direct obligations of the U.S. Treasury which are issued in maturities of one year or less. No

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    interest is paid on Treasury Bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

 o U.S. Treasury Notes-Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months. They are backed by the full faith and credit of the U.S.

    Government.

 o U.S. Treasury Bonds-These direct obligations of the U.S. Treasury are issued in maturities more than ten years from the date of issue, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

 o "Ginnie Maes"-Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

 o "Fannie Maes"-The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.


 o "Freddie Macs"-The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

 o Governmental Collateralized Mortgage Obligations-These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. See "Other Investments," below.

 o "Sallie Maes"-The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

 The Portfolio may also invest in "zero coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. These securities tend to be more volatile than other types of U.S. Government Securities.

 Guarantees of the Portfolio's securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Alliance Intermediate Government Securities Portfolio's shares.

 The Portfolio buys and sells securities with a view to maximizing current return without, in the view of Alliance, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a
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 wide range of maturities of U.S. Government Securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. However, at all times, each instrument held by the Portfolio will have either a final maturity of not more than ten years or a duration, as determined by Alliance, not exceeding that of a 10-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the duration of a 10-year Treasury bond was considered by Alliance to be 4.68 years. The Portfolio may also invest a substantial portion of its assets in money market instruments. See "Investment Techniques-Certain Money Market Instruments," below.



 It is a fundamental policy of the Alliance Intermediate Government Securities Portfolio that under normal market conditions it will invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities.



 OTHER INVESTMENTS. The Alliance Intermediate Government Securities Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"). See "Investment Techniques-Mortgage-Backed and Asset-Backed Securities," below. The Alliance Intermediate Government Securities Portfolio will purchase CMOs only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies or instrumentalities and securities issued by REMICs are not considered U.S. Government Securities for purposes of the investment policies of the Alliance Intermediate Government Securities Portfolio even though the CMOs may be collateralized by U.S. Government Securities. Such securities will generally be investment grade. In the event such securities fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is appropriate under the circumstances.



 In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write call and put options on U.S. Government Securities which are "covered" as described herein and may purchase call and put options on U.S. Government Securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government Securities, and may write and purchase options thereon. See "Investment Techniques-Options" and "Investment Techniques-Futures," below.

 The Portfolio may also enter into forward commitments for the purchase of U.S. Government Securities, purchase such securities on a when-issued or delayed delivery basis, make secured loans of its portfolio securities without limitation and enter into repurchase agreements with respect to U.S. Government Securities with commercial banks and registered broker-dealers. See "Investment Techniques-Forward Commitments and When-Issued and Delayed Delivery Securities," below.

 The Portfolio may make short sales involving either securities retained in the Portfolio's portfolio or securities which the Portfolio has the absolute right to acquire without additional consideration.

 SPECIAL CONSIDERATIONS. U.S. Government Securities are considered among the safest of fixed income investments.

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 As a result, however, their yields are generally lower than the yields available from corporate debt securities. As with other mutual funds, the value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of U.S. Government Securities generally decline. In an effort to preserve the capital of the Portfolio when interest rates are generally rising, the investment adviser may shorten the average maturity of the U.S. Government Securities in the Portfolio's portfolio. Because the principal values of U.S. Government Securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average maturity will generally diminish less in value during such periods than a portfolio of longer average maturity. Because U.S. Government Securities with shorter maturities generally have a lower yield to maturity, however, the Portfolio's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken. Ginnie Maes and other mortgage-backed or mortgage-related securities in which the Portfolio invests may not be an effective means of "locking in" favorable long-term interest rates since the Portfolio must reinvest scheduled and unscheduled principal payments relating to such securities. At the time principal payments or prepayments are received by the Portfolio and reinvested, prevailing interest rates may be higher or lower than the Portfolio's current yield.

 At times when the Portfolio has written call options, its ability to profit from declining interest rates will be limited. Any resulting appreciation in the value of the Portfolio would likely be partially or wholly offset by the losses on call options written by the Portfolio. The termination of option positions under such conditions would result in the realization of capital losses, which would reduce the amounts available for distribution to shareholders.

     ALLIANCE QUALITY BOND PORTFOLIO-INVESTMENT POLICIES

 The Alliance Quality Bond Portfolio expects to invest in readily marketable securities with relatively attractive yields, but which do not, in the opinion of Alliance, involve undue risk of loss of capital. The Alliance Quality Bond Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities determined by Alliance to be of comparable quality. In the event that the credit rating of a security held by the Alliance Quality Bond Portfolio falls below investment grade (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated below investment grade), the Alliance Quality Bond Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate in the circumstances. The Alliance Quality Bond Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P). For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix A.

 The Alliance Quality Bond Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Alliance Quality Bond Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect Alliance's assessment of prospective cyclical changes even if such action may adversely affect current income.

 The Alliance Quality Bond Portfolio may invest in foreign securities. The Alliance Quality Bond Portfolio will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. See "Investment Techniques-Foreign Securities and Currencies," below. The Alliance Quality Bond Portfolio may enter into foreign currency futures contracts (and
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 foreign currency exchange contracts and options on foreign currencies for hedging purposes. See "Investment Techniques-Forward Foreign Currency Exchange

 Contracts," below.

 For temporary defensive purposes, the Alliance Quality Bond Portfolio may invest in certain money market instruments. See "Investment Techniques-Certain

 Money Market Instruments," below.

 The Alliance Quality Bond Portfolio may purchase put and call options and write covered put and call options on securities it may purchase. The Alliance Quality Bond Portfolio also intends to write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire. See "Investment Techniques-Options," below.

 INTEREST RATE TRANSACTIONS. The Alliance Quality Bond Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Alliance Quality Bond Portfolio may also enter into these transactions to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Alliance Quality Bond Portfolio intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Alliance Quality Bond Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

 The Alliance Quality Bond Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such swaps, caps and floors on a net basis, i.e., the two payment streams are netted out, with the Alliance Quality Bond Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Alliance Quality Bond Portfolio's obligations over its entitlements with respect to each interest rate swap, cap or floor will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. The Alliance Quality Bond Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Alliance Quality Bond Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Caps and floors are relatively recent innovations which may be illiquid.

 ZERO COUPON SECURITIES. To the extent consistent with its investment objective, the Alliance Quality Bond Portfolio may invest in "zero coupon" securities, which are debt securities that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The

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 Alliance Quality Bond Portfolio may also invest in "pay-in-kind" debentures
 (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

 The Alliance Quality Bond Portfolio may invest in collateralized mortgage obligations or CMOs. See "Investment Techniques-Mortgage-Backed and Asset-Backed Securities," below. The Portfolio may purchase and sell interest rate futures contracts and options thereon and may make loans of securities with a value of up to 50% of its total assets. See "Investment Techniques-Futures," "Investment Techniques-Risk Factors in Options and Futures" and "Investment Techniques-Securities Lending," below.

 ALLIANCE HIGH YIELD PORTFOLIO-INVESTMENT POLICIES

 The Alliance High Yield Portfolio attempts to achieve its objective by investing primarily in a diversified mix of high yield, fixed income securities, which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities.

 Ordinarily, the Portfolio will invest a portion of its assets in fixed income securities which have a high current yield and that are either rated in the lower categories of NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated. The Portfolio may also make temporary investments in money market instruments of the same type as the Alliance Money Market Portfolio. The Portfolio will not invest more than 10% of its total assets in (i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by Alliance, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B-or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by Alliance; however, this restriction will not apply to (i) fixed income securities which, in the opinion of Alliance, have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or (ii) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of Alliance, has similar characteristics to securities which are so rated. See Appendix A, "Description of Bond Ratings," for a description of each rating category. In the event that any securities held by the Alliance High Yield Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is considered appropriate under the circumstances.



 For the fiscal year ended December 31, 1998, the approximate percentages of the Portfolio's average assets invested in securities of each rating category, determined on a dollar weighted basis, were as follows: 5.3% in securities rated AAA or its equivalent, 2.3% of securities rated BBB or its equivalent, 8.2% in securities rated BB or its equivalent, 79.1% in securities rated B or its equivalent and 5.1% in securities rated CCC or its equivalent. Of these securities, 94% were rated by an NRSRO and 6% were unrated. All of the unrated securities were considered by the investment adviser to be of comparable quality to the Portfolio's investments rated by an NRSRO.



 The Portfolio may also invest in fixed income securities which are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities. The Portfolio may also be invested in common stocks and other equity-type securities (such as convertible debt securities). See "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below.

 The Alliance High Yield Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing. The Portfolio will use







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 various strategies in attempting to achieve its objective. The Portfolio may make secured loans of its portfolio securities without limitation. See "Investment Techniques-Securities Lending," below. In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write covered call and put options and may purchase call and put options on individual fixed income securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques-Options," "Investment Techniques-Futures," and "Risk Factors in Options and Futures," below.

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 The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. All of the Portfolios, other than the Alliance Equity Index Portfolio, may make investments in repurchase agreements, and all of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolios, other than the Alliance Money Market and the Alliance Equity Index Portfolios, may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Portfolios, other than the Alliance Money Market, Alliance Equity Index and Alliance Intermediate Government Securities Portfolios, may also write covered put and call options and buy put and call options on foreign currencies. The Alliance Balanced, Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance Growth and Income and Alliance Equity Index Portfolios may buy and sell exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.



 CERTAIN MONEY MARKET INSTRUMENTS

 All of the Portfolios may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks or savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolios, other than the Alliance Equity Index Portfolio, may also invest in commercial paper, meaning short-term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, these Portfolios may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily or monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.

 DERIVATIVES

 o  Futures

 The Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities, Alliance Balanced and Alliance Quality Bond Portfolios may each purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, each Portfolio listed above (except the Alliance Intermediate Government Securities and Alliance Quality Bond Portfolios) as well as the Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth and Alliance Growth and Income Portfolios may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk (as distinguished from stock-specific risk). In the case of the Alliance Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet







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 shareholder redemptions or minimize tracking error. As described below under
 "Foreign Securities and Currencies," the Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Balanced, Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance Quality Bond and Alliance Growth and Income Portfolios may each enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). All of the Portfolios, except the Alliance Money Market Portfolio, may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. In addition, the contract value of futures contracts purchased by the Alliance Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Alliance Equity Index Portfolio will not exceed 20% of the Alliance Equity Index Portfolio's total assets. When a Portfolio purchases or sells a futures contract or writes a put or call option on a futures contract, the Portfolio will segregate with its custodian liquid assets (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.

 o  Options

 The Portfolios, other than the Alliance Money Market and Alliance Equity Index Portfolios, may write (sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Portfolios, other than the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may also write covered put and call options and buy put and call options on foreign currencies.

 A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or

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 industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below. Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities. In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price. The Portfolios, except the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

 o  Risk Factors in Options and Futures

 To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions
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 the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

 FIXED INCOME SECURITIES

 Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

 FOREIGN SECURITIES AND CURRENCIES

 All of the Portfolios, except the Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may invest in foreign securities. For these purposes, "foreign securities" are securities of foreign issuers that are not traded in U.S. markets. Each of the Portfolios, except the Alliance Intermediate Government Securities Portfolio, may invest in American depositary receipts and securities of foreign issuers that are traded in U.S. markets. These securities may involve certain of the risks described below for foreign securities.

 Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States. The Portfolios may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

 FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when- issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining an advantageous price or yield. Forward commitments and when-issued and delayed delivery

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 transactions are generally expected to settle within four months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio will maintain, in a segregated account of the Portfolio, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; the Portfolio will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.



 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 All the Portfolios, except the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios, may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.

 Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.

 LOAN ASSIGNMENTS AND PARTICIPATIONS

 The Alliance High Yield Portfolio may invest in participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates. These investments are subject to the same risks associated with fixed income securities generally. For example, loans to foreign governments will involve a risk that the governmental entities responsible for the repayment of the loan may be unable, or unwilling, to pay interest and repay principal when due. In addition, loan participations and assignments are often not rated and may also be less liquid than other debt interests.

 Even if the loans are secured, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Also, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement, and the Portfolio will generally have to rely on the agent to apply appropriate credit remedies against a borrower. Consequently, loan participations may also be adversely affected by the insolvency of the lending bank or other intermediary.

 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

 The Portfolios, other than the Alliance Equity Index Portfolio, may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an agency of the U.S. Government (such as GNMA) whose securities are guaranteed by the U.S. Treasury, (ii) issued by an instrumentality of the U.S. Government (such as FNMA) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed securities. The Portfolios, other than the Equity Index Portfolio, may invest in (i) mortgage-backed securities,

----------
  43

--------------------------------------------------------------------------------

 including GNMA, FNMA and FHLMC certificates, (ii) CMOs that are issued by non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities, (iii) REMICs and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables ("CARS") and credit card receivable securities ("CARDS") as well as other asset-backed securities that may be developed in the future.

 The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to predict with certainty the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.

 The fixed rate mortgage-backed and asset-backed securities in which the Alliance Money Market Portfolio invests will have remaining maturities of less than one year. The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."

 PORTFOLIO TURNOVER

 Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover may be greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio.

 REPURCHASE AGREEMENTS

 In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by Alliance, subject to the direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement if as a result more than 15% (10% in the case of the Alliance Money Market Portfolio) of the Portfolio's net assets would be invested in "illiquid securities."

 RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

 Fixed income investments that have a high current yield and that are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated but of comparable quality are known as "junk bonds" and are regarded as predominantly speculative with

          ----------------------------------------------  The Hudson River Trust

----------
   44

--------------------------------------------------------------------------------

 respect to the issuer's continuing ability to meet principal and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on Alliance's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Portfolio to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may also reduce their current yield and total return. However, Alliance intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.

 SECURITIES LENDING



 For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Alliance to be of good standing and will not be made unless, in the judgment of Alliance, the consideration to be earned from such loans would justify the risk.

4

Management of the Trust

-----
 45

--------------------------------------------------------------------------------

 THE INVESTMENT ADVISER

 Alliance, the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.



 Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, administrative and other services, other than investor services or accounting services, as the Trust may request.



 The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:



                                                     First          Next          Next          Next
                                                $750 Million   $750 Million   $1 Billion   $2.5 Billion    Thereafter
                                               -------------- -------------- ------------ -------------- ------------
 Alliance International                             0.900%         0.825%        0.800%        0.780%       0.770  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Global                                    0.675%         0.600%        0.550%        0.530%       0.520  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Aggressive Stock                          0.625%         0.575%        0.525%        0.500%       0.475  %
----------------------------------------------      -----          -----         -----         -----        -----
 Alliance Common Stock                              0.475%         0.425%        0.375%        0.355%        0.345%*
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Growth and Income                         0.550%         0.525%        0.500%        0.480%       0.470  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Small Cap Growth                          0.900%         0.850%        0.825%        0.800%       0.775  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Growth Investors                          0.550%         0.500%        0.450%        0.425%       0.400  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Balanced                                  0.450%         0.400%        0.350%        0.325%       0.300  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Conservative Investors                    0.475%         0.425%        0.375%        0.350%       0.325  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance High Yield                                0.600%         0.575%        0.550%        0.530%       0.520  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Quality Bond                              0.525%         0.500%        0.475%        0.455%       0.445  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%       0.420  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Equity Index                              0.325%         0.300%        0.275%        0.255%       0.245  %
----------------------------------------------      -----          -----         -----         -----        ------
 Alliance Money Market                              0.350%         0.325%        0.300%        0.280%       0.270  %
----------------------------------------------      -----          -----         -----         -----        ------


* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

----------
   46

--------------------------------------------------------------------------------

For 1998, the Portfolios paid the following advisory fees (as a percentage of each Portfolio's average daily net assets):



          Alliance International                              0.90%

-------------------------------------------------------       ----
          Alliance Global                                     0.64%

-------------------------------------------------------       ----
          Alliance Aggressive Stock                           0.54%

-------------------------------------------------------       ----
          Alliance Common Stock                               0.36%

-------------------------------------------------------       ----
          Alliance Growth and Income                          0.55%

-------------------------------------------------------       ----
          Alliance Small Cap Growth                           0.90%

-------------------------------------------------------       ----
          Alliance Growth Investors                           0.51%

-------------------------------------------------------       ----
          Alliance Balanced                                   0.41%

-------------------------------------------------------       ----
          Alliance Conservative Investors                     0.48%

-------------------------------------------------------       ----
          Alliance High Yield                                 0.60%

-------------------------------------------------------       ----
          Alliance Quality Bond                               0.53%

-------------------------------------------------------       ----
          Alliance Intermediate Government Securities         0.50%

-------------------------------------------------------       ----
          Alliance Equity Index                               0.31%

-------------------------------------------------------       ----
          Alliance Money Market                               0.35%

-------------------------------------------------------       ----


 THE PORTFOLIO MANAGERS

 THE ASSET ALLOCATION SERIES

 ALLIANCE CONSERVATIVE INVESTORS, ALLIANCE BALANCED AND ALLIANCE GROWTH INVESTORS PORTFOLIOS

 Robert G. Heisterberg has been the person principally responsible for the Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios' investment programs since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

 THE EQUITY SERIES

 ALLIANCE GROWTH AND INCOME PORTFOLIO

 Paul Rissman and W. Theodore Kuck have been the persons principally responsible for the Alliance Growth and Income Portfolio's investment program, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.*

 ALLIANCE EQUITY INDEX PORTFOLIO

 Judith A. DeVivo has been the person principally responsible for the Alliance Equity Index Portfolio's investment program since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.

     ---------------------------------
 * Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

----------
  47

--------------------------------------------------------------------------------

 ALLIANCE COMMON STOCK PORTFOLIO

 Tyler J. Smith has been the person principally responsible for the Alliance Common Stock Portfolio's investment program since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.*

 ALLIANCE GLOBAL AND ALLIANCE INTERNATIONAL PORTFOLIOS

 Sandra L. Yeager has been the person principally responsible for the Alliance Global Portfolio's investment program since 1998. Ms. Yeager has also been the person principally responsible for the Alliance International Portfolio's investment program since January 1999. Ms. Yeager, a Senior Vice President of Alliance Capital Management L.P. ("Alliance"), has been associated with Alliance since 1990.

 ALLIANCE AGGRESSIVE STOCK PORTFOLIO

 Alden M. Stewart and Randall E. Haase have been the persons principally responsible for the Alliance Aggressive Stock Portfolio's investment program since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970.* Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.*

 ALLIANCE SMALL CAP GROWTH PORTFOLIO

 Mark J. Cunneen has been the person principally responsible for the Alliance Small Cap Growth Portfolio's investment program since January 1999. Mr. Cunneen, a Senior Vice President of Alliance, has been associated with Alliance since January 1999. Prior to joining Alliance, Mr. Cunneen had been associated with INVESCO since May 1998, and before that with Chancellor LGT Asset Management, Inc. ("Chancellor") since 1992. Mr. Cunneen had been the head of Chancellor's Small Cap Equity Group since 1997.

 THE FIXED INCOME SERIES

 ALLIANCE MONEY MARKET PORTFOLIO

 Raymond J. Papera has been the person principally responsible for the Alliance Money Market Portfolio's investment program since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.*

 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

 Jeffrey S. Phlegar has been the person principally responsible for the Alliance Intermediate Government Securities Portfolio's investment program since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance since 1998.

 ALLIANCE QUALITY BOND PORTFOLIO

 Matthew Bloom has been the person principally responsible for the Alliance Quality Bond Portfolio's investment program since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

 ALLIANCE HIGH YIELD PORTFOLIO

 Wayne C. Tappe has been the person principally responsible for the Alliance High Yield Portfolio's investment program since 1995. Mr. Tappe, a Senior Vice President of Alliance, has been associated with Alliance since 1987.*

 ---------------------------------
 * Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

          ----------------------------------------------  The Hudson River Trust

----------
   48

--------------------------------------------------------------------------------

 YEAR 2000

 Many computer software systems in use today cannot properly process date-related information relating to periods from and after January 1, 2000. Should any of the computer systems employed by the Trust's major service providers fail to process this type of information properly, that could have a negative impact on the Trust's operations and services that are provided to the Trust's shareholders. Alliance has advised the Trust that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by the Trust's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Trust and Alliance have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Trust may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

5

Description of the Trust's Shares

----------
  49

--------------------------------------------------------------------------------

 PURCHASE AND REDEMPTION

 EQ Financial Consultants, Inc., formerly Equico Securities, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Class IA shares of the Trust. EQ Financial's address is 1755 Broadway, New York, New York 10019. The Trust will offer and sell its shares without a sales charge, at each Portfolio's net asset value per share. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.



 All shares may be redeemed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws. Shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

 The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.



 HOW ASSETS ARE VALUED

 Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued at the close of regular trading on the New York Stock Exchange as follows, as further described in the SAI:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, or in American Depositary Receipt or similar form, in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolio's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

 o Short-term debt securities in the Portfolios other than the Alliance Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

6

Dividends, Distributions and Taxes

----------
   50

--------------------------------------------------------------------------------

 All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

 Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

 In order for investors to receive the favorable tax treatment generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts (other than "pension plan contracts"), including accumulated investment earnings, would be immediately taxable to the holders of such contracts.

 A more complete discussion of this and other issues appears in the SAI.



 For more information regarding the tax implications for owners of variable contracts investing in the Trust, refer to the prospectuses for those products.

7

Financial Highlights

-----
 51

--------------------------------------------------------------------------------



 The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the SAI. Additional unaudited performance information is contained in the Trust's Annual Report, which is available upon request.



                             FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES

          (FOR A CLASS IA SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(A)

                            ASSET ALLOCATION SERIES

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:



                                                                                     Year Ended December 31,

                                                                -----------------------------------------------------------------
                                                                     1998         1997         1996         1995          1994
                                                                ------------ ------------ ------------ ------------ -------------
 Net asset value, beginning of year (b) .......................   $ 11.89      $ 11.29      $ 11.52      $ 10.15       $ 11.12
                                                                  -------      -------      -------      -------       -------
  Income from investment operations:

  Net investment income .......................................      0.49         0.49         0.50         0.60          0.55
  Net realized and unrealized gain (loss)
   on investments and foreign currency

   transactions ...............................................      1.12         0.97         0.07         1.43        ( 1.00)
                                                                  -------      -------      -------      -------       -------
  Total from investment operations ............................      1.61         1.46         0.57         2.03        ( 0.45)
                                                                  -------      -------      -------      -------       -------
  Less distributions:

  Dividends from net investment income ........................     ( 0.48)      ( 0.49)      ( 0.51)      ( 0.59)      ( 0.52)
  Distributions from realized gains ...........................     ( 0.70)      ( 0.37)      ( 0.27)      ( 0.07)           -
  Distributions in excess of realized gains ...................          -            -       ( 0.02)           -            -
                                                                  --------     --------     --------     --------      -------
  Total dividends and distributions ...........................     ( 1.18)      ( 0.86)      ( 0.80)      ( 0.66)      ( 0.52)
                                                                  --------     --------     --------     --------      -------
 Net asset value, end of year .................................   $ 12.32      $ 11.89      $ 11.29      $ 11.52       $ 10.15
                                                                  --------     --------     --------     --------      -------
 Total return (c) .............................................      13.88%       13.25%        5.21%       20.40%      ( 4.10)%
                                                                  --------     --------     --------     --------      -------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) ..............................   $355,441     $307,847     $282,402     $252,101      $173,691
 Ratio of expenses to average net assets ......................       0.53%        0.57%        0.61%        0.59%        0.59%
 Ratio of net investment income to average net assets .........       3.99%        4.17%        4.48%        5.48%        5.22%
 Portfolio turnover rate ......................................        103%         206%         181%         287%         228%




 Footnotes appear on page 65.

-----
  52

--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO:


                                                                    Year Ended December 31,

                                                                 -----------------------------
                                                                       1998           1997
                                                                 -------------- --------------
  Net asset value, beginning of year (b) .......................   $   17.58      $   16.64
                                                                   ---------      ---------
   Income from investment operations:

   Net investment income .......................................        0.56           0.58
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ..........................        2.54           1.86
                                                                   ---------      ---------
   Total from investment operations ............................        3.10           2.44
                                                                   ---------      ---------
   Less distributions:

   Dividends from net investment income ........................       ( 0.50)        ( 0.59)
   Dividends in excess of net investment income ................            -              -
   Distributions from realized gains ...........................       ( 1.67)        ( 0.91)
   Distributions in excess of realized gains ...................            -              -
   Tax return of capital distributions .........................            -              -
                                                                   ----------     ----------
   Total dividends and distributions ...........................       ( 2.17)        ( 1.50)
                                                                   ----------     ----------
  Net asset value, end of year .................................   $   18.51      $   17.58
                                                                   ----------     ----------
  Total return (c) .............................................        18.11%         15.06%
                                                                   ----------     ----------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $1,936,429     $1,724,089
  Ratio of expenses to average net assets ......................         0.45%          0.45%
  Ratio of net investment income to average net assets .........         3.00%          3.30%
  Portfolio turnover rate ......................................           95%           146%




                                                                            Year Ended December 31,

                                                                 ---------------------------------------------
                                                                           1996           1995            1994
                                                                 -------------- -------------- ---------------
  Net asset value, beginning of year (b) .......................   $   16.76      $   14.87       $   16.67
                                                                   ---------      ---------       ---------
   Income from investment operations:

   Net investment income .......................................        0.53           0.54            0.45
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ..........................        1.31           2.36          ( 1.78)
                                                                   ---------      ---------       ---------
   Total from investment operations ............................        1.84           2.90          ( 1.33)
                                                                   ---------      ---------       ---------
   Less distributions:

   Dividends from net investment income ........................       ( 0.53)        ( 0.54)        ( 0.44)
   Dividends in excess of net investment income ................            -              -         ( 0.03)
   Distributions from realized gains ...........................       ( 1.40)        ( 0.47)             -
   Distributions in excess of realized gains ...................       ( 0.03)             -              -
   Tax return of capital distributions .........................            -              -         ( 0.00)
                                                                   ----------     ----------      ---------
   Total dividends and distributions ...........................       ( 1.96)        ( 1.01)        ( 0.47)
                                                                   ----------     ----------      ---------
  Net asset value, end of year .................................   $   16.64      $   16.76       $   14.87
                                                                   ----------     ----------      ---------
  Total return (c) .............................................        11.68%         19.75%        ( 8.02)%
                                                                   ----------     ----------      ---------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $1,637,856     $1,523,142      $1,329,820
  Ratio of expenses to average net assets ......................         0.41%          0.40%          0.39%
  Ratio of net investment income to average net assets .........         3.15%          3.33%          2.87%
  Portfolio turnover rate ......................................          177%           186%           115%

  Footnotes appear on page 65.

-----
 53

--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO:



                                                                     Year Ended December
                                                                             31,

                                                                -----------------------------
                                                                          1998       1997

                                                                -------------- --------------
 Net asset value, beginning of year (b) .......................   $   18.55      $   17.20
                                                                  ---------      ---------
  Income from investment operations:

  Net investment income .......................................        0.41           0.41
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        3.03           2.43
                                                                  ---------      ---------
  Total from investment operations ............................        3.44           2.84
                                                                  ---------      ---------
  Less distributions:

  Dividends from net investment income ........................       ( 0.41)        ( 0.46)
  Dividends in excess of net investment income ................            -              -
  Distributions from realized gains ...........................       ( 1.71)        ( 1.03)
  Distributions in excess of realized gains ...................            -              -
                                                                  ----------     ----------
  Total dividends and distributions ...........................       ( 2.12)        ( 1.49)
                                                                  ----------     ----------
 Net asset value, end of year .................................   $   19.87      $   18.55
                                                                  ----------     ----------
 Total return (c) .............................................        19.13%         16.87%
                                                                  ----------     ----------
 Ratios/Supplemental Data:

 Net asset, end of year (000's) ...............................   $1,963,074     $1,630,389
 Ratio of expenses to average net assets ......................         0.55%          0.57%
 Ratio of net investment income to average net assets .........         2.10%          2.18%
 Portfolio turnover rate ......................................          102%           121%




                                                                         Year Ended December 31,

                                                                -----------------------------------------
                                                                          1996      1995          1994
                                                                -------------- ------------ -------------
 Net asset value, beginning of year (b) .......................   $   17.68      $ 14.66       $ 15.61
                                                                  ---------      -------       -------
  Income from investment operations:

  Net investment income .......................................        0.40         0.57          0.50
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        1.66         3.24        ( 0.98)
                                                                  ---------      -------       -------
  Total from investment operations ............................        2.06         3.81        ( 0.48)
                                                                  ---------      -------       -------
  Less distributions:

  Dividends from net investment income ........................       ( 0.40)      ( 0.54)      ( 0.46)
  Dividends in excess of net investment income ................       ( 0.03)      ( 0.01)      ( 0.01)
  Distributions from realized gains ...........................       ( 2.10)      ( 0.24)           -
  Distributions in excess of realized gains ...................       ( 0.01)           -            -
                                                                  ----------     --------      -------
  Total dividends and distributions ...........................       ( 2.54)      ( 0.79)      ( 0.47)
                                                                  ----------     --------      -------
 Net asset value, end of year .................................   $   17.20      $ 17.68       $ 14.66
                                                                  ----------     --------      -------
 Total return (c) .............................................        12.61%       26.37%      ( 3.15)%
                                                                  ----------     --------      -------
 Ratios/Supplemental Data:

 Net asset, end of year (000's) ...............................   $1,301,643     $896,134      $492,478
 Ratio of expenses to average net assets ......................         0.57%        0.56%        0.59%
 Ratio of net investment income to average net assets .........         2.31%        3.43%        3.32%
 Portfolio turnover rate ......................................          190%         107%         131%


 Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  54

--------------------------------------------------------------------------------

                                 EQUITY SERIES

ALLIANCE GROWTH AND INCOME PORTFOLIO:


                                                                       Year Ended December
                                                                               31,

                                                                    -------------------------
                                                                         1998         1997

                                                                    ------------ ------------
  Net asset value, beginning of year (b) ..........................   $ 15.38      $ 13.01
                                                                      -------      -------
   Income from investment operations:

   Net investment income ..........................................      0.06         0.15
   Net realized and unrealized gain (loss) on investments .........      3.08         3.30
                                                                      -------      -------
   Total from investment operations ...............................      3.14         3.45
                                                                      -------      -------
   Less distributions:

   Dividends from net investment income ...........................     ( 0.05)      ( 0.15)
   Distributions from realized gains ..............................     ( 1.48)      ( 0.93)
                                                                      --------     --------
   Total dividends and distributions ..............................     ( 1.53)      ( 1.08)
                                                                      --------     --------
  Net asset value, end of year ....................................   $ 16.99      $ 15.38
                                                                      --------     --------
  Total return (c) ................................................      20.86%       26.90%
                                                                      --------     --------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) .................................   $877,744     $555,059
  Ratio of expenses to average net assets .........................       0.58%        0.58%
  Ratio of net investment income to average net assets ............       0.38%        0.99%
  Portfolio turnover rate .........................................         74%          79%




                                                                          Year Ended December 31,

                                                                    ------------------------------------
                                                                         1996           1995        1994
                                                                    ------------ ----------- -----------
  Net asset value, beginning of year (b) ..........................   $ 11.70      $  9.70     $  9.95
                                                                      -------      -------     -------
   Income from investment operations:

   Net investment income ..........................................      0.24        0.33         0.31
   Net realized and unrealized gain (loss) on investments .........      2.05        1.97       ( 0.36)
                                                                      -------      -------     -------
   Total from investment operations ...............................      2.29        2.30       ( 0.05)
                                                                      -------      -------     -------
   Less distributions:

   Dividends from net investment income ...........................     ( 0.23)     ( 0.30)     ( 0.20)
   Distributions from realized gains ..............................     ( 0.75)          -           -
                                                                      --------     -------     -------
   Total dividends and distributions ..............................     ( 0.98)     ( 0.30)     ( 0.20)
                                                                      --------     -------     -------
  Net asset value, end of year ....................................   $ 13.01      $ 11.70     $  9.70
                                                                      --------     -------     -------
  Total return (c) ................................................      20.09%      24.07%     ( 0.58)%
                                                                      --------     -------     -------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) .................................   $232,080     $98,053     $31,522
  Ratio of expenses to average net assets .........................       0.58%       0.60%       0.78%
  Ratio of net investment income to average net assets ............       1.94%       3.11%       3.13%
  Portfolio turnover rate .........................................         88%         65%         52%

  Footnotes appear on page 65.

-----
 55

--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO:



                                                                                     Year Ended
                                                                                    December 31,

                                                                -----------------------------------------------------
                                                                      1998          1997         1996         1995
                                                                -------------- ------------ ------------ ------------
 Net asset value, beginning of period (b) .....................   $   19.74      $ 15.16      $ 13.13      $  9.87
                                                                  ---------      -------      -------      -------
  Income from investment operations:

  Net investment income .......................................        0.27         0.26         0.27         0.26
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        5.25         4.64         2.65         3.32
                                                                  ---------      -------      -------      -------
  Total from investment operations ............................        5.52         4.90         2.92         3.58
                                                                  ---------      -------      -------      -------
  Less distributions:

  Dividends from net investment income ........................       ( 0.25)      ( 0.25)      ( 0.25)      ( 0.22)
  Distributions from realized gains ...........................       ( 0.01)      ( 0.07)      ( 0.64)      ( 0.09)
  Distributions in excess of realized gains ...................            -            -            -       ( 0.01)
                                                                  ----------     --------     --------     --------
  Total dividends and distributions ...........................       ( 0.26)      ( 0.32)      ( 0.89)      ( 0.32)
                                                                  ----------     --------     --------     --------
 Net asset value, end of period ...............................   $   25.00      $ 19.74      $ 15.16      $ 13.13
                                                                  ----------     --------     --------     --------
 Total return (c) .............................................        28.07%       32.58%       22.39%       36.48%
                                                                  ----------     --------     --------     --------
 Ratios/Supplemental Data:

 Net assets, end of period (000's) ............................   $1,689,913     $943,631     $386,249     $165,785
 Ratio of expenses to average net assets ......................         0.34%        0.37%        0.39%        0.48%
 Ratio of net investment income to average net assets .........         1.23%        1.46%        1.91%        2.16%
 Portfolio turnover rate ......................................            6%           3%          15%           9%




                                                                   March 1, 1994
                                                                        to

                                                                 December 31, 1994

                                                                ------------------
 Net asset value, beginning of period (b) .....................     $   10.00
                                                                    ---------
  Income from investment operations:

  Net investment income .......................................          0.20
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        ( 0.09)
                                                                    ---------
  Total from investment operations ............................          0.11
                                                                    ---------
  Less distributions:

  Dividends from net investment income ........................        ( 0.20)
  Distributions from realized gains ...........................        ( 0.03)
  Distributions in excess of realized gains ...................        ( 0.01)
                                                                    ---------
  Total dividends and distributions ...........................        ( 0.24)
                                                                    ---------
 Net asset value, end of period ...............................     $    9.87
                                                                    ---------
 Total return (c) .............................................          1.08%
                                                                    ---------
 Ratios/Supplemental Data:

 Net assets, end of period (000's) ............................     $36,748
 Ratio of expenses to average net assets ......................          0.49%(d)
 Ratio of net investment income to average net assets .........          2.42%(d)
 Portfolio turnover rate ......................................             7%



                                  ----------------------  The Hudson River Trust

-----
  56

--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO:


                                                                    Year Ended December 31,

                                                                 ------------------------------
                                                                        1998           1997
                                                                 --------------- --------------
  Net asset value, beginning of year (b) .......................   $    21.61      $   18.23
                                                                   ----------      ---------
   Income from investment operations:

   Net investment income .......................................         0.18           0.14
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ..........................         5.99           5.12
                                                                   ----------      ---------
   Total from investment operations ............................         6.17           5.26
                                                                   ----------      ---------
   Less distributions:

   Dividends from net investment income ........................        ( 0.15)        ( 0.11)
   Dividends in excess of net investment income ................             -              -
   Distributions from realized gains ...........................        ( 3.28)        ( 1.77)
   Distributions in excess of realized gains ...................             -              -
   Tax return of capital distributions .........................             -              -
                                                                   -----------     ----------
   Total dividends and distributions ...........................        ( 3.43)        ( 1.88)
                                                                   -----------     ----------
  Net asset value, end of year .................................   $    24.35      $   21.61
                                                                   -----------     ----------
  Total return (c) .............................................         29.39%         29.40%
                                                                   -----------     ----------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $12,061,977     $9,331,994
  Ratio of expenses to average net assets ......................          0.39%          0.39%
  Ratio of net investment income to average net assets .........          0.75%          0.69%
  Portfolio turnover rate ......................................            46%            52%




                                                                            Year Ended December 31,

                                                                 ---------------------------------------------
                                                                       1996           1995            1994
                                                                 -------------- -------------- ---------------
  Net asset value, beginning of year (b) .......................   $   16.48      $   13.36       $   14.65
                                                                   ---------      ---------       ---------
   Income from investment operations:

   Net investment income .......................................        0.15           0.20            0.20
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ..........................        3.73           4.12          ( 0.51)
                                                                   ---------      ---------       ---------
   Total from investment operations ............................        3.88           4.32          ( 0.31)
                                                                   ---------      ---------       ---------
   Less distributions:

   Dividends from net investment income ........................       ( 0.15)        ( 0.20)        ( 0.19)
   Dividends in excess of net investment income ................            -         ( 0.02)        ( 0.01)
   Distributions from realized gains ...........................       ( 1.76)        ( 0.95)        ( 0.77)
   Distributions in excess of realized gains ...................       ( 0.22)        ( 0.03)             -
   Tax return of capital distributions .........................            -              -         ( 0.01)
                                                                   ----------     ----------      ---------
   Total dividends and distributions ...........................       ( 2.13)        ( 1.20)        ( 0.98)
                                                                   ----------     ----------      ---------
  Net asset value, end of year .................................   $   18.23      $   16.48       $   13.36
                                                                   ----------     ----------      ---------
  Total return (c) .............................................        24.28%         32.45%        ( 2.14)%
                                                                   ----------     ----------      ---------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $6,625,390     $4,879,677      $3,466,245
  Ratio of expenses to average net assets ......................         0.38%          0.38%          0.38%
  Ratio of net investment income to average net assets .........         0.85%          1.27%          1.40%
  Portfolio turnover rate ......................................           55%            61%            52%

  Footnotes appear on page 65.

-----
 57

--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO:


                                                                   Year Ended December 31,

                                                                -----------------------------
                                                                      1998           1997
                                                                -------------- --------------
 Net asset value, beginning of year (b) .......................   $   17.29      $   16.92
                                                                  ---------      ---------
  Income from investment operations:

  Net investment income .......................................        0.14           0.17
  Net realized and unrealized gain on investments and foreign
   currency transactions ......................................        3.56           1.75
                                                                  ---------      ---------
  Total from investment operations ............................        3.70           1.92
                                                                  ---------      ---------
  Less distributions:

  Dividends from net investment income ........................       ( 0.22)        ( 0.36)
  Dividends in excess of net investment income ................            -              -
  Distributions from realized gains ...........................       ( 1.31)        ( 1.19)
  Distributions in excess of realized gains ...................            -              -
  Tax return of capital distributions .........................            -              -
                                                                  ----------     ----------
  Total dividends and distributions ...........................       ( 1.53)        ( 1.55)
                                                                  ----------     ----------
 Net asset value, end of year .................................   $   19.46      $   17.29
                                                                  ----------     ----------
 Total return (c) .............................................        21.80%         11.66%
                                                                  ----------     ----------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) ..............................   $1,360,220     $1,203,867
 Ratio of expenses to average net assets ......................         0.71%          0.69%
 Ratio of net investment income to average net assets .........         0.72%          0.97%
 Portfolio turnover rate ......................................          105%            57%




                                                                       Year Ended December 31,

                                                                -------------------------------------
                                                                     1996         1995         1994
                                                                ------------ ------------ -----------
 Net asset value, beginning of year (b) .......................   $ 15.74      $ 13.87     $ 13.62
                                                                  -------      -------     --------
  Income from investment operations:

  Net investment income .......................................      0.21         0.26        0.20
  Net realized and unrealized gain on investments and foreign
   currency transactions ......................................      2.05         2.32        0.52
                                                                  -------      -------     --------
  Total from investment operations ............................      2.26         2.58        0.72
                                                                  -------      -------     --------
  Less distributions:

  Dividends from net investment income ........................     ( 0.21)      ( 0.25)     ( 0.17)
  Dividends in excess of net investment income ................     ( 0.08)           -           -
  Distributions from realized gains ...........................     ( 0.79)      ( 0.42)     ( 0.28)
  Distributions in excess of realized gains ...................          -       ( 0.03)     ( 0.00)
  Tax return of capital distributions .........................     ( 0.00)      ( 0.01)     ( 0.02)
                                                                  --------     --------    --------
  Total dividends and distributions ...........................     ( 1.08)      ( 0.71)     ( 0.47)
                                                                  --------     --------    --------
 Net asset value, end of year .................................   $ 16.92      $ 15.74     $ 13.87
                                                                  --------     --------    --------
 Total return (c) .............................................      14.60%       18.81%       5.23%
                                                                  --------     --------    --------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) ..............................   $997,041     $686,140    $421,698
 Ratio of expenses to average net assets ......................       0.60%        0.61%       0.69%
 Ratio of net investment income to average net assets .........       1.28%        1.76%       1.41%
 Portfolio turnover rate ......................................         59%          67%         71%

 Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  58

--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO:



                                                                             Year Ended December 31,           April 3, 1995
                                                                     ---------------------------------------         to

                                                                          1998          1997         1996     December 31, 1995
                                                                     ------------ ------------- ------------ ------------------
 Net asset value, beginning of period (b) ..........................   $ 10.27       $ 11.50      $ 10.87    $         10.00
                                                                       -------       -------      -------    ---------------
  Income from investment operations:

  Net investment income ............................................      0.09          0.10         0.13               0.14
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...........................................      0.97        ( 0.45)        0.94               0.98
                                                                       -------       -------      -------    ---------------
  Total from investment operations .................................      1.06        ( 0.35)        1.07               1.12
                                                                       -------       -------      -------    ---------------
  Less distributions:

  Dividends from net investment income .............................     ( 0.20)      ( 0.32)       ( 0.10)           ( 0.07)
  Dividends in excess of net investment income .....................          -            -        ( 0.09)           ( 0.13)
  Distributions from realized gains ................................     ( 0.00)      ( 0.56)       ( 0.25)           ( 0.05)
                                                                       --------      -------      --------   ---------------
  Total dividends and distributions ................................     ( 0.20)      ( 0.88)       ( 0.44)           ( 0.25)
                                                                       --------      -------      --------   ---------------
 Net asset value, end of period ....................................   $ 11.13       $ 10.27      $ 11.50    $         10.87
                                                                       --------      -------      --------   ---------------
 Total return (c) ..................................................      10.57%      ( 2.98)%        9.82%            11.29%
                                                                       --------      -------      --------   ---------------
 Ratios/Supplemental Data:

 Net assets, end of period (000's) .................................  $204,767       $190,611     $151,907   $        28,684

 Ratio of expenses to average net assets ........................... 1.06 %             1.08%         1.06%             1.03%(d)

 Ratio of net investment income to average net assets ..............      0.81%         0.83%         1.10%             1.71%(d)

 Portfolio turnover rate ...........................................        59%           59%           48%               56%


 Footnotes appear on page 65.

-----
 59

--------------------------------------------------------------------------------

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:


                                                                        Year Ended December
                                                                                31,

                                                                   -----------------------------
                                                                         1998           1997
                                                                   -------------- --------------
 Net asset value, beginning of year (b) ..........................   $   36.22      $   35.85
                                                                     ---------      ---------
  Income from investment operations:

  Net investment income ..........................................        0.09           0.04
  Net realized and unrealized gain (loss) on investments .........       ( 0.28)         3.71
                                                                     ----------     ---------
  Total from investment operations ...............................       ( 0.19)         3.75
                                                                     ----------     ---------
  Less distributions:

  Dividends from net investment income ...........................       ( 0.16)        ( 0.05)
  Dividends in excess of net investment income ...................            -              -
  Distributions from realized gains ..............................       ( 1.72)        ( 3.33)
  Distributions in excess of realized gains ......................            -              -
  Tax return of capital distributions ............................            -              -
                                                                     ----------     ----------
  Total dividends and distributions ..............................       ( 1.88)        ( 3.38)
                                                                     ----------     ----------
 Net asset value, end of year ....................................   $   34.15      $   36.22
                                                                     ----------     ----------
 Total return (c) ................................................         0.29%         10.94%
                                                                     ----------     ----------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) .................................   $4,346,907     $4,589,771
 Ratio of expenses to average net assets .........................         0.56%          0.54%
 Ratio of net investment income to average net assets ............         0.24%          0.11%
 Portfolio turnover rate .........................................          105%           123%




                                                                              Year Ended December 31,

                                                                   ---------------------------------------------
                                                                             1996           1995            1994
                                                                   -------------- -------------- ---------------
 Net asset value, beginning of year (b) ..........................   $   35.68      $   30.63       $   31.89
                                                                     ---------      ---------       ---------
  Income from investment operations:

  Net investment income ..........................................        0.09           0.10            0.04
  Net realized and unrealized gain (loss) on investments .........        7.52           9.54          ( 1.26)
                                                                     ---------      ---------       ---------
  Total from investment operations ...............................        7.61           9.64          ( 1.22)
                                                                     ---------      ---------       ---------
  Less distributions:

  Dividends from net investment income ...........................       ( 0.09)        ( 0.10)        ( 0.04)
  Dividends in excess of net investment income ...................       ( 0.00)             -              -
  Distributions from realized gains ..............................       ( 7.33)        ( 4.49)             -
  Distributions in excess of realized gains ......................       ( 0.02)             -              -
  Tax return of capital distributions ............................            -              -         ( 0.00)
                                                                     ----------     ----------      ---------
  Total dividends and distributions ..............................       ( 7.44)        ( 4.59)        ( 0.04)
                                                                     ----------     ----------      ---------
 Net asset value, end of year ....................................   $   35.85      $   35.68       $   30.63
                                                                     ----------     ----------      ---------
 Total return (c) ................................................        22.20%         31.63%        ( 3.81)%
                                                                     ----------     ----------      ---------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) .................................   $3,865,256     $2,700,515      $1,832,164
 Ratio of expenses to average net assets .........................         0.48%          0.49%          0.49%
 Ratio of net investment income to average net assets ............         0.24%          0.28%          0.12%
 Portfolio turnover rate .........................................          108%           127%            92%

 Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  60

--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO:



                                                                                                May 1, 1997

                                                                           Year Ended              to
                                                                      December 31, 1998     December 31, 1997

                                                                     -------------------   ------------------
 Net asset value, beginning of period (b) ........................         $ 12.35             $  10.00
                                                                           -------             --------
  Income from investment operations:

  Net investment income ..........................................            0.01                 0.01
  Net realized and unrealized gain (loss) on investments .........          ( 0.54)                2.65
                                                                           -------             --------
  Total from investment operations ...............................          ( 0.53)                2.66
                                                                           -------             --------
  Less distributions:

  Dividends from net investment income ...........................               -               ( 0.01)
  Distributions from realized gains ..............................               -               ( 0.30)
                                                                           -------             --------
  Total dividends and distributions ..............................               -               ( 0.31)
                                                                           -------             --------
 Net asset value, end of period ..................................         $ 11.82             $  12.35
                                                                           -------             --------
 Total return (c) ................................................          ( 4.28)%              26.74%
                                                                           -------             --------
 Ratios/Supplemental Data:

 Net assets, end of period (000's) ...............................         $198,360            $ 94,676
 Ratio of expenses to average net assets .........................            0.96%                0.95%(d)
 Ratio of net investment income to average net assets ............            0.08%                0.10%(d)
 Portfolio turnover rate .........................................              94%                  96%


 Footnotes appear on page 65.

-----
 61

--------------------------------------------------------------------------------

                              FIXED INCOME SERIES

ALLIANCE MONEY MARKET PORTFOLIO:


                                                                                     Year Ended December 31,

                                                                 ---------------------------------------------------------------
                                                                      1998         1997         1996         1995         1994
                                                                 ------------ ------------ ------------ ------------ -----------
  Net asset value, beginning of year (b) .......................   $ 10.18      $ 10.17      $ 10.16      $ 10.14     $ 10.12
                                                                   -------      -------      -------      -------     --------
   Income from investment operations:

   Net investment income .......................................      0.53         0.54         0.54         0.57        0.41
   Net realized and unrealized loss on investments .............          -            -       ( 0.01)           -           -
                                                                   --------     --------     --------     --------    --------
   Total from investment operations ............................      0.53         0.54         0.53         0.57        0.41
                                                                   --------     --------     --------     --------    --------
   Less distributions:

   Dividends from net investment income ........................     ( 0.49)      ( 0.53)      ( 0.52)      ( 0.55)     ( 0.39)
                                                                   --------     --------     --------     --------    --------
  Net asset value, end of year .................................   $ 10.22      $ 10.18      $ 10.17      $ 10.16     $ 10.14
                                                                   --------     --------     --------     --------    --------
  Total return (c) .............................................       5.34%        5.42%        5.33%        5.74%       4.02%
                                                                   --------     --------     --------     --------    --------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $723,311     $449,960     $463,422     $386,691    $325,391
  Ratio of expenses to average net assets ......................       0.37%        0.39%        0.43%        0.44%       0.42%
  Ratio of net investment income to average net assets .........       5.13%        5.28%        5.17%        5.53%       4.01%




  Net asset value, beginning of year (b) .......................

   Income from investment operations:

   Net investment income .......................................
   Net realized and unrealized loss on investments .............
   Total from investment operations ............................

   Less distributions:

   Dividends from net investment income ........................
  Net asset value, end of year .................................
  Total return (c) .............................................

  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................
  Ratio of expenses to average net assets ......................
  Ratio of net investment income to average net assets .........


  Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  62

--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO (E):


                                                                                       Year Ended December 31,

                                                                    -------------------------------------------------------------
                                                                         1998         1997         1996        1995        1994
                                                                    ------------ ------------ ----------- ----------- -----------
  Net asset value, beginning of year (b) ..........................   $  9.44      $  9.29     $  9.47     $  8.87     $ 10.08
                                                                      -------      -------     -------     -------     -------
   Income from investment operations:

   Net investment income ..........................................      0.50         0.53       0.54        0.58        0.65
   Net realized and unrealized gain (loss) on investments .........      0.21         0.13      ( 0.19)      0.57      ( 1.08)
                                                                      -------      -------     -------     -------     -------
   Total from investment operations ...............................      0.71         0.66       0.35        1.15      ( 0.43)
                                                                      -------      -------     -------     -------     -------
   Less distributions:

   Dividends from net investment income ...........................     ( 0.48)      ( 0.51)    ( 0.53)     ( 0.55)    ( 0.78)
                                                                      --------     --------    -------     -------     -------
  Net asset value, end of year ....................................   $  9.67      $  9.44     $  9.29     $  9.47     $  8.87
                                                                      --------     --------    -------     -------     -------
  Total return (c) ................................................       7.74%        7.29%      3.78%      13.33%    ( 4.37)%
                                                                      --------     --------    -------     -------     -------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) .................................   $153,383     $115,114    $88,384     $71,780     $48,518
  Ratio of expenses to average net assets .........................       0.55%        0.55%      0.56%       0.57%      0.56%
  Ratio of net investment income to average net assets ............       5.21%        5.61%      5.73%       6.15%      6.75%
  Portfolio turnover rate .........................................        539%         285%       318%        255%       133%


  Footnotes appear on page 65.

-----
 63

--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORTFOLIO:


                                                                    Year Ended December
                                                                            31,

                                                                 -------------------------
                                                                      1998         1997

                                                                 ------------ ------------
  Net asset value, beginning of year (b) .......................   $  9.74      $  9.49
                                                                   -------      -------
   Income from investment operations:

   Net investment income .......................................      0.55         0.60
   Net realized and unrealized gain (loss) on investments and
    foreign currency transactions ..............................      0.28         0.24
                                                                   -------      -------
   Total from investment operations ............................      0.83         0.84
                                                                   -------      -------
   Less distributions:

   Dividends from net investment income ........................     ( 0.53)      ( 0.59)
   Dividends in excess of net investment income ................          -            -
   Distribution from realized gains ............................     ( 0.20)           -
   Tax return of capital distributions .........................          -            -
                                                                   --------     --------
   Total dividends and distributions ...........................     ( 0.73)      ( 0.59)
                                                                   --------     --------
  Net asset value, end of year .................................   $  9.84      $  9.74
                                                                   --------     --------
  Total return (c) .............................................       8.69%        9.14%
                                                                   --------     --------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $322,418     $203,233
  Ratio of expenses to average net assets ......................       0.57%        0.57%
  Ratio of net investment income to average net assets .........       5.48%        6.19%
  Portfolio turnover rate ......................................        194%         374%




                                                                         Year Ended December 31,

                                                                 ---------------------------------------
                                                                      1996         1995          1994
                                                                 ------------ ------------ -------------
  Net asset value, beginning of year (b) .......................   $  9.61      $  8.72       $  9.82
                                                                   -------      -------       -------
   Income from investment operations:

   Net investment income .......................................      0.57         0.57          0.66
   Net realized and unrealized gain (loss) on investments and
    foreign currency transactions ..............................     ( 0.07)       0.88        ( 1.16)
                                                                   --------     -------       -------
   Total from investment operations ............................      0.50         1.45        ( 0.50)
                                                                   --------     -------       -------
   Less distributions:

   Dividends from net investment income ........................     ( 0.60)      ( 0.56)      ( 0.55)
   Dividends in excess of net investment income ................     ( 0.02)           -            -
   Distribution from realized gains ............................          -            -            -
   Tax return of capital distributions .........................          -            -       ( 0.05)
                                                                   --------     --------      -------
   Total dividends and distributions ...........................     ( 0.62)      ( 0.56)      ( 0.60)
                                                                   --------     --------      -------
  Net asset value, end of year .................................   $  9.49      $  9.61       $  8.72
                                                                   --------     --------      -------
  Total return (c) .............................................       5.36%       17.02%      ( 5.10)%
                                                                   --------     --------      -------
  Ratios/Supplemental Data:

  Net assets, end of year (000's) ..............................   $155,023     $157,443      $127,575
  Ratio of expenses to average net assets ......................       0.59%        0.59%        0.59%
  Ratio of net investment income to average net assets .........       6.06%        6.13%        7.17%
  Portfolio turnover rate ......................................        431%         411%         222%

  Footnotes appear on page 65.

                                  ----------------------  The Hudson River Trust

-----
  64

--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO:



                                                                      Year Ended December
                                                                              31,

                                                                   --------------------------
                                                                         1998         1997

                                                                   ------------- ------------
 Net asset value, beginning of year (b) ..........................    $ 10.41      $ 10.02
                                                                      -------      -------
  Income from investment operations:

  Net investment income ..........................................       1.07         1.04
  Net realized and unrealized gain (loss) on investments .........     ( 1.56)        0.75
                                                                      -------      -------
  Total from investment operations ...............................     ( 0.49)        1.79
                                                                      -------      -------
  Less distributions:

  Dividends from net investment income ...........................     ( 1.03)       ( 0.97)
  Dividends in excess of net investment income ...................          -             -
  Distributions from realized gains ..............................     ( 0.18)       ( 0.43)
                                                                      -------      --------
  Total dividends and distributions ..............................     ( 1.21)       ( 1.40)
                                                                      -------      --------
 Net asset value, end of year ....................................    $  8.71      $ 10.41
                                                                      -------      --------
 Total return (c) ................................................     ( 5.15)%       18.48%
                                                                      -------      --------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) .................................    $405,308     $355,473
 Ratio of expenses to average net assets .........................       0.63%         0.62%
 Ratio of net investment income to average net assets ............      10.67%         9.82%
 Portfolio turnover rate .........................................        181%          390%




                                                                          Year Ended December 31,

                                                                   -------------------------------------
                                                                        1996         1995        1994
                                                                   ------------ ------------ -----------
 Net asset value, beginning of year (b) ..........................   $  9.64      $  8.91      $ 10.08
                                                                     -------      -------      -------
  Income from investment operations:

  Net investment income ..........................................      1.02         0.98         0.89
  Net realized and unrealized gain (loss) on investments .........      1.07         0.73       ( 1.17)
                                                                     -------      -------      -------
  Total from investment operations ...............................      2.09         1.71       ( 0.28)
                                                                     -------      -------      -------
  Less distributions:

  Dividends from net investment income ...........................     ( 0.98)      ( 0.94)     ( 0.88)
  Dividends in excess of net investment income ...................     ( 0.03)      ( 0.04)     ( 0.01)
  Distributions from realized gains ..............................     ( 0.70)           -           -
                                                                     --------     --------     -------
  Total dividends and distributions ..............................     ( 1.71)      ( 0.98)     ( 0.89)
                                                                     --------     --------     -------
 Net asset value, end of year ....................................   $ 10.02      $  9.64      $  8.91
                                                                     --------     --------     -------
 Total return (c) ................................................      22.89%       19.92%     ( 2.79)%
                                                                     --------     --------     -------
 Ratios/Supplemental Data:

 Net assets, end of year (000's) .................................   $199,360     $118,129     $73,895
 Ratio of expenses to average net assets .........................       0.59%        0.60%       0.61%
 Ratio of net investment income to average net assets ............       9.93%       10.34%       9.23%
 Portfolio turnover rate .........................................        485%         350%        248%


 Footnotes appear on page 65.

-----
 65

--------------------------------------------------------------------------------

FOOTNOTES TO FINANCIAL HIGHLIGHTS

(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.



(b) Date as of which funds were first allocated to the Portfolios are as follows:

   Alliance Common Stock Portfolio - June 16, 1975 Alliance Money Market Portfolio - July 13, 1981 Alliance Balanced Portfolio - January 27, 1986 Alliance Aggressive Stock Portfolio - January 27, 1986 Alliance High Yield Portfolio - January 2, 1987 Alliance Global Portfolio - August 27, 1987 Alliance Conservative Investors Portfolio - October 2, 1989 Alliance Growth Investors Portfolio - October 2, 1989

   Alliance Intermediate Government Securities Portfolio - April 1, 1991 Alliance Quality Bond Portfolio - October 1, 1993

     Alliance Growth and Income Portfolio - October 1, 1993


     Alliance Equity Index Portfolio - March 1, 1994
     Alliance International Portfolio - April 3, 1995
     Alliance Small Cap Growth Portfolio - May 1, 1997



(c) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(d)        Annualized.

(e) On February 22, 1994 shares of the Alliance Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Alliance Short-Term World Income Portfolio.



                                  ----------------------  The Hudson River Trust

8

Appendix A

----------
  A-1

--------------------------------------------------------------------------------



 DESCRIPTION OF BOND RATINGS



 Bonds are considered to be "investment grade" if they are in one of the top four ratings.

     S&P's ratings are as follows:

 o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

 o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

 o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

 o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

 o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

 o The rating C1 is reserved for income bonds on which no interest is being paid.

 o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

 The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     Moody's ratings are as follows:

 o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

 o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

 o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

----------
   A-2

--------------------------------------------------------------------------------

 o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

 o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

9

Appendix B

----------
  B-1

--------------------------------------------------------------------------------

 PERFORMANCE INFORMATION

 The following tables provide performance results for The Hudson River Trust Portfolios (except for the Alliance Small Cap Growth Portfolio), net of investment management fees and direct operating expenses of the Trust, together with comparative benchmarks, including both unmanaged market indexes and universes of managed portfolios. The unmanaged market indexes do not reflect any asset-based charges for investment management or other expenses, which are inapplicable to these benchmarks. The rates of return shown for the Portfolios are not an estimate or guarantee of future investment performance and do not take into account charges applicable to the Contracts or imposed at the separate account level. The ultimate change in Contract values will depend not only on the performance of the Portfolios at the underlying Trust level, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under such Contracts. These Contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

 The Lipper averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, direct operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

 The performance results presented below are based on Portfolio percent changes in net asset values with dividends and capital gains reinvested. Similarly, the market indexes have been adjusted, where necessary, to reflect the benefit of reinvestment of income, dividends and capital gains. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

 From time to time the Trust and/or its shareholders may include in reports or in advertising material descriptions of general economic and market conditions affecting the Trust and/or its shareholders and may compare the performance of the Trust's Portfolios with (1) that of other insurance company separate accounts, if appropriate, or mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus, or (3) data developed by the Trust and/or its shareholders derived from such indices or averages.

 Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual return for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3-, 5- and 10-year periods. If the fund scores in the top 10% of its class it receives 5 stars; if it falls in the next 22.5% it receives 4 stars; a place in the middle 35% earns it 3 stars; those in the next 22.5% receive 2 stars; and the bottom 10% get 1 star.

----------
   B-2

--------------------------------------------------------------------------------

 The Lehman Treasury Bond Index ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

 The Standard and Poor's 500 Composite Stock Price Index ("S&P 500") represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies, widely regarded by investors as representative of the stock market.

 The Lehman Government/Corporate Bond Index ("Lehman Gov't Corp.") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 The Value Line Convertible Index is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

 The Morgan Stanley Capital International World Index ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

 The Standard & Poor's MidCap 400 Index ("S&P 400") represents an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation.

 The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2000 Index, widely regarded in the industry as the premier measure of small capitalization stocks, represents approximately 11% of the Russell 3000 Index total market capitalization. The Russell 2000 Growth Index ("Russell 2000 Growth") consists of that half of the 2,000 smallest of the 3,000 largest capitalization U.S. companies that has higher price-to-book ratios and higher forecasted growth.

 The Lehman Intermediate Government Bond Index represents an unmanaged group of securities consisting of all United States Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

 The Lehman Aggregate Bond Index is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

 The Merrill Lynch High Yield Master Index ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

 The "blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000) in all cases assume a static mix of the two indices.

 The dates as of which funds were first allocated to the Portfolios are as follows: the Alliance Common Stock Portfolio on June 16, 1975; the Alliance Money Market Portfolio on July 13, 1981; the Alliance Balanced and Alliance Aggressive Stock Portfolios on January 27, 1986; the Alliance High Yield Portfolio on January 2, 1987; the Alliance Global Portfolio on August 27, 1987; the Alliance Conservative Investors and Alliance Growth Investors Portfolios on October 2, 1989; the Alliance Intermediate Government Securities Portfolio on April 1, 1991; the Alliance Quality Bond and Alliance Growth and Income Portfolios on October 1, 1993; the Alliance Equity Index Portfolio on March 1, 1994; the Alliance International Portfolio on April 3, 1995; and the Alliance Small Cap Growth Portfolio on May 1, 1997. In the "Since Inception" columns of Table I and Table II below, the performance of

----------
 B-3

--------------------------------------------------------------------------------



 each Portfolio and its comparative indices is measured from the date funds were first allocated to the Portfolios, except as follows: for the Alliance Common Stock Portfolio and its comparative indices, from January 13, 1976, the date on which the unit value was established and variable contract owner contributions were first accepted by the Alliance Common Stock Portfolio's separate account predecessor; for the Lipper Money Market Funds Average, from June 1, 1981; for the Lipper Balanced Funds and Small Company Growth Funds Averages, from January 1, 1986; and for the Lipper Global Funds Average, from August 28, 1987.

 The Trust's Portfolios serve as the underlying investment vehicles for variable contracts. Shares of these Portfolios cannot be purchased directly. Shares of the Portfolios of the Trust are purchased by corresponding investment divisions of insurance company separate accounts. Refer to the attached variable contract prospectus for further information about your variable contract including a description of all charges and expenses.



          ----------------------------------------------  The Hudson River Trust

-----
  B-4

--------------------------------------------------------------------------------



                                    TABLE I



                           ANNUALIZED RATES OF RETURN



                       PERIODS ENDING DECEMBER 31, 1998

Like the tables on pages 5-18, this table provides the average annual returns on each Portfolio's Class IA shares over the designated periods, but extends the information further into the past for Portfolios that have been in operation for more than ten years.




                                                                                                                          Since

 PORTFOLIO/Benchmarks                               1 Year     3 Years    5 Years    10 Years    15 Years    20 Years   Inception
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE ASSET ALLOCATION SERIES
 Conservative Investors ........................     13.88%     10.71%      9.40%          -           -           -       9.99%
 Lipper Flexible Portfolio Avg. ................     14.20      15.62      14.31           -           -           -      12.55
 70% Lehman Treasury/30% S&P500e** .............     15.59      14.45      13.37           -           -           -      12.08
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Balanced ......................................     18.11      14.92      10.82       12.51%          -           -      12.73
 Lipper Balanced Mutual Funds Avg. .............     13.48      15.79      13.84       12.97           -           -      12.32
 50% S&P 500e**/50% Lehman GC ..................     19.02      18.70      16.88       15.21           -           -      14.64
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Growth Investors ..............................     19.13      16.17      13.92           -           -           -      16.09
 Lipper Flexible Portfolio Avg. ................     14.20      15.62      14.31           -           -           -      12.55
 70% S&P 500e**/30% Lehman GC ..................     22.85      22.69      19.96           -           -           -      15.55
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE EQUITY SERIES

 Growth & Income ...............................     20.86      22.58      17.84           -           -           -      16.86
 Lipper Growth & Income Funds Avg. .............     15.61      21.25      18.35           -           -           -      17.89
 75% S&P 500e**/25% Value Line Conv. ...........     20.10      23.99      21.07           -           -           -      20.48
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Equity Index ..................................     28.07      27.61          -           -           -           -      24.31
 Lipper S&P 500 Index Funds Avg.  ..............     28.05      27.67          -           -           -           -      24.31
 S&P 500e** ....................................     28.58      28.23          -           -           -           -      24.79
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Common Stock ..................................     29.39      27.67      21.95       18.65       17.45%      18.61%     16.39
 Lipper Growth Mutual Funds Avg. ...............     22.86      22.23      18.63       16.72       14.65       16.30      16.01
 S&P 500e** ....................................     28.58      28.23      24.06       19.21       17.90       17.76      15.98
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Global ........................................     21.80      15.95      14.28       14.81           -           -      12.55
 Lipper Global Mutual Funds Avg. ...............     14.34      14.67      11.98       11.21           -           -       9.64
 MSCI World ....................................     24.34      17.77      15.68       10.66           -           -       9.55
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 International .................................     10.57       5.61          -           -           -           -       7.49
 Lipper International Funds Avg. ...............     13.02       9.94          -           -           -           -      10.74
 MSCI EAFE Index ...............................     20.00       9.00          -           -           -           -       9.68
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Aggressive Stock ..............................      0.29      10.78      11.47       18.90           -           -      17.81
 Lipper Mid-Cap Growth Funds Avg. ..............     12.16      16.33      14.87       15.44           -           -      13.69
 50% S&P Mid-Cap TR/50% Russell 2000 ...........      8.28      17.77      15.56       16.49           -           -      14.78
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Small Cap. Growth .............................     (4.28)         -          -           -           -           -      12.27
 Lipper Small Company Growth Funds Avg. ........     (0.33)         -          -           -           -           -      16.72
 Russell 2000 Growth ...........................      1.23          -          -           -           -           -      16.58
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 THE FIXED INCOME SERIES

 Money Market ..................................      5.34       5.36       5.17        5.58        6.35           -       7.06
 Lipper Money Market Mutual Funds Avg. .........      4.84       4.87       4.77        5.20        5.94           -       6.77
 3-Mo. T-Bill ..................................      5.05       5.18       5.11        5.44        6.07           -       6.76
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Intermediate Gov't. Securities ................      7.74       6.26       5.39           -           -           -       7.10
 Lipper Intermediate Govt. Funds Avg. ..........      7.68       6.21       5.91           -           -           -       7.25
 Lehman Intermediate Govt. Bond ................      8.49       6.74       6.45           -           -           -       7.60
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 Quality Bond ..................................      8.69       7.72       6.78           -           -           -       6.34
 Lipper Corporate Debt Funds A Rated Avg. ......      7.47       6.38       6.54           -           -           -       6.21
 Lehman Aggregate Bond .........................      8.69       7.29       7.27           -           -           -       6.92
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------
 High Yield ....................................     (5.15)     11.36       9.99       11.17           -           -      10.49
 Lipper High Current Yield Bond Funds Avg. .....     (0.44)      8.21       7.37        9.34           -           -       8.97
 Merrill Lynch Master High Yield ...............      3.66       9.11       9.01       11.08           -           -      10.72
------------------------------------------------ ----------- ---------- ---------- ----------- ----------- ----------- ----------

-----
 B-5

--------------------------------------------------------------------------------



                                    TABLE II



                           CUMULATIVE RATES OF RETURN



                        PERIODS ENDING DECEMBER 31, 1998

This table represents the total (cumulative) return on an investment in each Portfolio's Class IA shares over the designated periods.





 Portfolio/Benchmarks                                 1 Year       3 Years    5 Years
----------------------------------------------- ---------------- ---------- ----------
 THE ASSET ALLOCATION SERIES
 Alliance Conservative Investors ..............       13.88%        35.69%     56.68%
 Lipper Flexible Portfolio Avg. ...............       14.20         55.28      97.15
 70% Lehman Treasury/30% S&P 500e** ...........       15.59         49.92      87.28
----------------------------------------------- ---------------- ---------- ----------
 Alliance Balanced ............................       18.11         51.77      67.16
 Lipper Balanced Mutual Funds Avg. ............       13.48         55.60      91.92
 50% S&P 500e**/50% Lehman GC .................       19.02         67.24     118.08
----------------------------------------------- ---------------- ---------- ----------
 Alliance Growth Investors ....................       19.13         56.78      91.90
 Lipper Flexible Portfolio Avg. ...............       14.20         55.28      97.15
 70% S&P 500e**/30% Lehman GC .................       22.85         84.68     148.41
----------------------------------------------- ---------------- ---------- ----------
 THE EQUITY SERIES
 Alliance Growth & Income .....................       20.86         84.18     127.21
 Lipper Growth & Income Funds Avg. ............       15.61         79.05     133.95
 75% S&P 500e**/25% Value Line Conv. ..........       20.10         90.62     160.09
----------------------------------------------- ---------------- ---------- ----------
 Alliance Equity Index ........................       28.07        107.81          -
 Lipper S&P 500 Index Funds Avg. ..............       28.05        108.12          -
 S&P 500e** ...................................       28.58        110.85          -
----------------------------------------------- ---------------- ---------- ----------
 Alliance Common Stock ........................       29.39        108.08     169.69
 Lipper Growth Mutual Funds Avg. ..............       22.86         84.52     138.97
 S&P 500e** ...................................       28.58        110.85     193.91
----------------------------------------------- ---------------- ---------- ----------
 Alliance Global ..............................       21.80         55.88      94.90
 Lipper Global Mutual Funds Avg. ..............       14.34         51.58      77.94
 MSCI World ...................................       24.34         63.34     107.19
----------------------------------------------- ---------------- ---------- ----------
 Alliance International .......................       10.57         17.80          -
 Lipper International Funds Avg. ..............       13.02         33.62          -
 MSCI EAFE Index ..............................       20.00         29.52          -
----------------------------------------------- ---------------- ---------- ----------
 Alliance Aggressive Stock ....................        0.29         35.96      72.14
 Lipper Mid-Cap Growth Funds Avg. .............       12.16         58.64     102.73
 50% S&P Mid-Cap TR/50% Russell 2000 ..........        8.28         63.35     106.12
----------------------------------------------- ---------------- ---------- ----------
 Alliance Small Cap. Growth ...................      ( 4.28)            -          -
 Lipper Small Company Growth Funds Avg.  ......      ( 0.33)            -          -
 Russell 2000 Growth ..........................        1.23             -          -
----------------------------------------------- ---------------- ---------- ----------
 THE FIXED INCOME SERIES
 Alliance Money Market ........................        5.34         16.96      28.65
 Lipper Money Market Mutual Funds Avg.  .......        4.84         15.34      26.25
 3-Mo. T-Bill .................................        5.05         16.35      28.27
-----------------------------------------------      ------        ------     ------
 Alliance Intermediate Govt. Securities .......        7.74         19.97      30.01
 Lipper Intermediate Govt. Funds Avg. .........        7.68         19.84      33.36
 Lehman Intermediate Govt. Bond ...............        8.49         21.61      36.71
----------------------------------------------- ---------------- ---------- ----------
 Alliance Quality Bond ........................        8.69         24.98      38.80
 Lipper Corporate Debt Funds A Rated Avg. .....        7.47         20.42      37.37
 Lehman Aggregate Bond ........................        8.69         23.51      42.06
----------------------------------------------- ---------------- ---------- ----------
 Alliance High Yield ..........................      ( 5.15)        38.11      61.01
 Lipper High Current Yield Bond Funds Avg .....         .(0.44)     26.80      43.00
 Merrill Lynch Master High Yield ..............        3.66         29.90      53.96
----------------------------------------------- ---------------- ---------- ----------




                                                                                               Since

 Portfolio/Benchmarks                             10 Years      15 Years       20 Years     Inception
----------------------------------------------- ----------- -------------- -------------- ------------
 THE ASSET ALLOCATION SERIES
 Alliance Conservative Investors ..............         -              -              -       141.34%
 Lipper Flexible Portfolio Avg. ...............         -              -              -       202.48
 70% Lehman Treasury/30% S&P 500e** ...........         -              -              -       187.40
------------------------------------------------   ------       --------       --------     --------
 Alliance Balanced ............................    225.02%             -              -       371.10
 Lipper Balanced Mutual Funds Avg. ............    240.69              -              -       351.90
 50% S&P 500e**/50% Lehman GC .................    311.86              -              -       485.45
------------------------------------------------   ------       --------       --------     --------
 Alliance Growth Investors ....................         -              -              -       297.55
 Lipper Flexible Portfolio Avg. ...............         -              -              -       202.48
 70% S&P 500e**/30% Lehman GC .................         -              -              -       280.88
------------------------------------------------   ------       --------       --------     --------
 THE EQUITY SERIES
 Alliance Growth & Income .....................         -              -              -       126.64
 Lipper Growth & Income Funds Avg. ............         -              -              -       139.10
 75% S&P 500e**/25% Value Line Conv. ..........         -              -              -       166.00
------------------------------------------------   ------       --------       --------     --------
 Alliance Equity Index ........................         -              -              -       186.69
 Lipper S&P 500 Index Funds Avg. ..............         -              -              -       186.34
 S&P 500e** ...................................         -              -              -       192.17
------------------------------------------------   ------       --------       --------     --------
 Alliance Common Stock ........................    452.96       1,017.02%      2,936.74%    3,163.67
 Lipper Growth Mutual Funds Avg. ..............    388.00         727.63       2,185.68     3,490.04
 S&P 500e** ...................................    479.62       1,081.76       2,530.43     2,919.92
------------------------------------------------   ------       --------       --------     --------
 Alliance Global ..............................    298.00              -              -       282.78
 Lipper Global Mutual Funds Avg. ..............    194.96              -              -       188.08
 MSCI World ...................................    175.31              -              -       181.57
------------------------------------------------   ------       --------       --------     --------
 Alliance International .......................         -              -              -        31.10
 Lipper International Funds Avg. ..............         -              -              -        47.74
 MSCI EAFE Index ..............................         -              -              -        41.40
------------------------------------------------   ------       --------       --------     --------
 Alliance Aggressive Stock ....................    464.50              -              -       732.43
 Lipper Mid-Cap Growth Funds Avg. .............    334.88              -              -       448.32
 50% S&P Mid-Cap TR/50% Russell 2000 ..........    360.30              -              -       494.67
------------------------------------------------   ------       --------       --------     --------
 Alliance Small Cap. Growth ...................         -              -              -        21.32
 Lipper Small Company Growth Funds Avg.  ......         -              -              -        28.98
 Russell 2000 Growth ..........................         -              -              -        29.23
------------------------------------------------   ------       --------       --------     --------
 THE FIXED INCOME SERIES
 Alliance Money Market ........................     72.10         151.79              -       229.45
 Lipper Money Market Mutual Funds Avg.  .......     66.09         137.69              -       214.68
 3-Mo. T-Bill .................................     69.88         142.02              -       214.45
------------------------------------------------   ------       --------       --------     --------
 Alliance Intermediate Govt. Securities .......         -              -              -        70.15
 Lipper Intermediate Govt. Funds Avg. .........         -              -              -        72.35
 Lehman Intermediate Govt. Bond ...............         -              -              -        76.55
------------------------------------------------   ------       --------       --------     --------
 Alliance Quality Bond ........................         -              -              -        38.10
 Lipper Corporate Debt Funds A Rated Avg. .....         -              -              -        37.26
 Lehman Aggregate Bond ........................         -              -              -        42.14
------------------------------------------------   ------       --------       --------     --------
 Alliance High Yield ..........................    188.22              -              -       231.11
 Lipper High Current Yield Bond Funds Avg .....    145.62              -              -       182.21
 Merrill Lynch Master High Yield ..............    186.01              -              -       239.69
------------------------------------------------   ------       --------       --------     --------


                                  ----------------------  The Hudson River Trust

-----
  B-6

--------------------------------------------------------------------------------

                                   TABLE III

                            ANNUAL RATES OF RETURN



Like the bar charts on pages 5-18, this table represents the specific returns on each Portfolio's Class IA shares for each year individually, but extends the information further into the past for Portfolios that have been in operation for more than ten years.




                  Alliance    Alliance     Alliance                Alliance                  Alliance
 Year Ending       Common      Money     Aggressive    Alliance      High       Alliance     Conserv.

December 31        Stock       Market       Stock      Balanced     Yield        Global     Investors
--------------- ----------- ----------- ------------ ----------- ----------- ------------- -----------
 1976 .........     9.2%*
 1977 .........    -9.2
 1978 .........     8.2
 1979 .........    29.8
 1980 .........    50.1
 1981 .........    -5.8         7.1%*
 1982 .........    17.6        13.0
 1983 .........    26.1         8.9
 1984 .........    -2.0        10.9
 1985 .........    33.4         8.2
 1986 .........    17.3         6.6         35.9%*      29.1%*
 1987 .........     7.5         6.6          7.3        -0.9         4.7%*      -13.3%*
 1988 .........    22.4         7.3          1.1        13.3         9.7         10.9
 1989 .........    25.6         9.2         43.5        25.8         5.1         26.7          3.1%*
 1990 .........    -8.1         8.2          8.2         0.3        -1.1         -6.1          6.3
 1991 .........    37.9         6.2         86.9        41.3        24.5         30.5         19.8
 1992 .........     3.2         3.6         -3.2        -2.8        12.3         -0.5          5.6
 1993 .........    24.8         3.0         16.8        12.3        23.2         32.1         10.8
 1994 .........    -2.1         4.0         -3.8        -8.0        -2.8          5.2         -4.1
 1995 .........    32.5         5.7         31.6        19.8        19.9         18.8         20.4
 1996 .........    24.3         5.3         22.2        11.7        22.9         14.6          5.2
 1997 .........    29.4         5.4         10.9        15.1        18.5         11.7         13.3
 1998 .........    29.4         5.3          0.3        18.1        -5.2         21.8         13.9




                                    Alliance

                  Alliance        Alliance       Alliance     Growth      Alliance                     Alliance
 Year Ending       Growth      Intermediate      Quality        and        Equity       Alliance      Small Cap

December 31      Investors   Govt. Securities      Bond       Income       Index     International     Growth
--------------- ----------- ------------------ ----------- ------------ ----------- --------------- ------------
 1976 .........
 1977 .........
 1978 .........
 1979 .........
 1980 .........
 1981 .........
 1982 .........
 1983 .........
 1984 .........
 1985 .........
 1986 .........
 1987 .........
 1988 .........
 1989 .........     4.0%*
 1990 .........    10.7
 1991 .........    48.8            12.1%*
 1992 .........     4.9             5.5
 1993 .........    15.3            10.6          -0.5%*       -0.3%*
 1994 .........    -3.2            -4.4          -5.1         -0.6          1.1%*
 1995 .........    26.4            13.3          17.0         24.1         36.5           11.3%*
 1996 .........    12.6             3.8           5.4         20.1         22.4            9.8
 1997 .........    16.9             7.3           9.1         26.9         32.6          -2.98          26.7%*
 1998 .........    19.1             7.7           8.7         20.9         28.1           10.6          -4.3




*Unannualized from the inception date described in this Prospectus at pages B-2 and B-3 through the end of the calendar year indicated.

----------
 B-7

--------------------------------------------------------------------------------

 PERFORMANCE OF PORTFOLIOS MANAGED SIMILARLY TO THE ALLIANCE SMALL CAP GROWTH PORTFOLIO

 In addition to managing the assets of the Alliance Small Cap Growth Portfolio, Alliance manages six portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Alliance Small Cap Growth Portfolio. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions to which the Alliance Small Cap Growth Portfolio, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.



 Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the fifteen full calendar years during which Alliance has managed the Historical Portfolios. As of December 31, 1998, the assets in the Historical Portfolios totaled approximately $1,291.5 million and the average size of a Historical Portfolio was $53.8 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

 The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Small Cap Growth Portfolio, which are higher than the fees imposed on the Historical Portfolios and will result in a higher expense ratio and lower returns for Alliance Small Cap Growth Portfolio. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

 Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued on a daily basis and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

 As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The Russell 2000 universe of securities is complied by Frank Russell Company and consists of the 2000 smallest of the 3000 largest capitalization U.S. companies. The Russell 2000 Index is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 2000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 2000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell 2000 Growth Index. The Russell 2000 Growth Index is, accordingly, designed to include those Russell 2000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell 2000 Index, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

 To the extent Alliance Small Cap Growth Portfolio does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the Russell Indices may not be substantially comparable to Alliance Small Cap Growth Portfolio. The Russell Indices are included to illustrate material economic and market factors that existed



          ----------------------------------------------  The Hudson River Trust

-----
  B-8

--------------------------------------------------------------------------------



 during the time period shown. The Russell Indices do not reflect the deduction of any fees. If Alliance Small Cap Growth Portfolio were to purchase a portfolio of securities substantially identical to the securities comprising the Russell Indices, Alliance Small Cap Growth Portfolio's performance relative to the index would be reduced by Alliance Small Cap Growth Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Small Cap Growth Portfolio's shareholders of sales charges and income taxes.

 The Lipper Small Company Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest small company growth mutual funds. The composite investment performance of the Lipper Small Company Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

 The following performance data is provided solely to illustrate Alliance's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Small Cap Growth Portfolio. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

      SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE-HISTORICAL PORTFOLIOS*





                                                                                     Lipper

                                                   Russell          Russell       Small Co.
                               Historical          2000             2000            Growth
                              Portfolios           Index        Growth Index      Fund Index
                            Total Return**     Total Return     Total Return     Total Return
                           ----------------   --------------   --------------   -------------
 Year ended December 31:
 1998 ..................        ( 3.65)%          ( 2.55)%           1.23%          ( 0.85)%
 1997 ..................         21.95             22.37            12.94            15.05
 1996 ..................         36.65             16.50            11.26            14.37
 1995 ..................         54.14             28.45            31.04            31.62
 1994 ..................        ( 3.54)           ( 1.82)          ( 2.43)          ( 0.48)
 1993 ..................         14.11             18.88            13.36            16.93
 1992 ..................          2.99             18.41             7.77            11.18
 1991 ..................         37.34             46.04            51.19            48.53
 1990 ..................        (22.69)           (19.48)          (17.41)          (13.78)
 1989 ..................         27.78             16.26            20.17            21.06
 1988 ..................         27.45             25.02            20.37            20.34
 1987 ..................        ( 7.72)           ( 8.80)          (10.48)          ( 5.48)
 1986 ..................         15.08              5.68             3.58             6.04
 1985 ..................         42.06             31.05            30.97            27.27
 1984 ..................        (11.74)           ( 7.30)          (15.83)          ( 9.18)
 1983 ..................         32.18             29.13            20.13            29.80




----------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

-----
 B-9

--------------------------------------------------------------------------------



The average annual total returns presented below are based upon the cumulative total return as of December 31, 1998 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

                         AVERAGE ANNUAL TOTAL RETURNS





                                                                                               Lipper
                                                                                            Small Co.
                                      Historical       Russell 2000       Russell 2000        Growth
                                     Portfolios           Index          Growth Index       Fund Index
                                   --------------   ----------------   ----------------   -------------
 One year ......................        (3.65)%           (2.55)%             1.23%            (0.85)%
 Three years ...................        17.10             11.58               8.35              9.26
 Five years ....................        19.01             11.86              10.22             11.30
 Ten years .....................        14.30             12.92              11.54             13.16
 Since January 1, 1983 .........        14.34             12.27               9.71             12.11


                                  ----------------------  The Hudson River Trust

--------------------------------------------------------------------------------

The Trust's statement of additional information ("SAI") dated May 1, 1999 contains additional information about the Portfolios. It is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes. You may obtain free copies of the SAI and the Trust's annual and semi-annual reports, request other information about the Trust, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-221,5672.

The SAI has been filed with the Securities and Exchange Commission. You may review and copy information about the Trust, including the SAI, at the Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the Public Reference Room. The Commission maintains a World Wide Web site at http://www.sec.gov, which contains reports and other information about the Trust. You may also obtain copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


                           Address correspondence to:

                             The Hudson River Trust
                          1345 Avenue of the Americas
                            New York, New York 10105

                                 1-800-221-5672

                              Shareholder Services

                                 1-800-221-5672
                    Investment Company Act File No. 811-4185